                                                    (Filed pursuant to Rule 433;
                                                        SEC File No. 333-130210)

(CCM CARRINGTON CAPITAL MANAGEMENT LOGO)

MBS NEW ISSUE TERM SHEET

$901,125,000 (APPROXIMATE)

--------------------------------------------------------------------------------
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2
ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2
Issuing Entity

JUNE 5, 2006

Citigroup Global Markets Inc.                                   (CITIGROUP LOGO)

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered
Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-248-3580.

 The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        1

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                           $901,125,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     Sponsor

             NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
                                   Originators

                        NEW CENTURY MORTGAGE CORPORATION
                                    Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2
                                 Issuing Entity

TRANSACTION HIGHLIGHTS

                                                                                                PRINCIPAL
                                                                                              DISTRIBUTION
OFFERED                                                EXPECTED RATINGS      AVG LIFE(2)       WINDOW (2)       INITIAL CREDIT
CLASSES    BALANCE(3)   DESCRIPTION(4)   BENCHMARK   (MOODY'S/S&P/FITCH)   CALL(1) / MAT      CALL(1) / MAT       SUPPORT (%)
------------------------------------------------------------------------------------------------------------------------------

  A-1     362,485,000       FLT/SEN       1M LIBOR     Aaa / AAA / AAA      1.00 / 1.00      1 - 21 / 1 - 21         25.40
  A-2     199,812,000       FLT/SEN       1M LIBOR     Aaa / AAA / AAA      2.00 / 2.00     21 - 29 / 21 - 29        25.40
  A-3      99,408,000       FLT/SEN       1M LIBOR     Aaa / AAA / AAA      3.00 / 3.01     29 - 70 / 29 - 74        25.40
  A-4      41,841,000       FLT/SEN       1M LIBOR     Aaa / AAA / AAA      5.84 / 8.55    70 - 70 / 74 - 166        25.40
  M-1      41,496,000      FLT/MEZZ       1M LIBOR     Aa1 / AA+ / AA+      5.22 / 5.69    54 - 70 / 54 - 144        21.00
  M-2      48,098,000      FLT/MEZZ       1M LIBOR      Aa2 / AA / AA       4.67 / 5.12    47 - 70 / 47 - 138        15.90
  M-3      17,919,000      FLT/MEZZ       1M LIBOR     Aa3 / AA- / AA-      4.45 / 4.88    45 - 70 / 45 - 128        14.00
  M-4      17,919,000      FLT/MEZZ       1M LIBOR       A1 / A+ / A+       4.37 / 4.79    43 - 70 / 43 - 124        12.10
  M-5      17,919,000      FLT/MEZZ       1M LIBOR        A2 / A / A        4.30 / 4.71    42 - 70 / 42 - 120        10.20
  M-6      16,976,000      FLT/MEZZ       1M LIBOR       A3 / A- / A-       4.25 / 4.63    40 - 70 / 40 - 114         8.40
  M-7      16,504,000      FLT/MEZZ       1M LIBOR    Baa1 / BBB+ / BBB+    4.21 / 4.56    39 - 70 / 39 - 108         6.65
  M-8      12,260,000      FLT/MEZZ       1M LIBOR     Baa2 / BBB / BBB     4.17 / 4.48    39 - 70 / 39 - 101         5.35
  M-9       8,488,000      FLT/MEZZ       1M LIBOR    Baa3 / BBB- / BBB-    4.16 / 4.42     38 - 70 / 38 - 94         4.45
M-10(5)    10,845,000      FLT/MEZZ       1M LIBOR     Ba1 / BB+ / BB+      4.14 / 4.32     38 - 70 / 38 - 88         3.30

1.   Certificates are priced to the 10% optional clean-up call.

2.   Based on the pricing prepayment assumption described herein.

3.   Certificate sizes subject to a variance of +/- 5%.

4.   On any Distribution Date after the date on which the Optional Termination is in effect and not exercised the related margin shall increase to 2.0 times the related margin for each Class A Certificate, and 1.5 times for any Mezzanine Certificate.

5.   The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

2-YEAR AND SHORTER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS:2.0% CPR in
month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-22; 60.0%
CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

3-YEAR AND LONGER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-34; 60.0%
CPR for months 35-39; 35.0% CPR for months 40 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.0% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        2

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

ISSUING ENTITY:                  Carrington Mortgage Loan Trust, Series
                                 2006-NC2.

DEPOSITOR:                       Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                         Carrington Securities, LP.

ORIGINATORS:                     New Century Mortgage Corporation & Home123
                                 Corporation.

SERVICER:                        New Century Mortgage Corporation.

TRUSTEE:                         Wells Fargo Bank, N.A.

CUSTODIAN:                       Deutsche Bank National Trust Company.

LEAD MANAGER:                    Citigroup Global Markets Inc.

CO-MANAGERS:                     Barclays Capital Inc.
                                 Northeast Securities, Inc.

CAP CONTRACTS PROVIDER:          Swiss Re Financial Products Corporation.

RESPONSIBLE PARTY:               NC Capital Corporation. The responsible party
                                 makes certain representations and warranties
                                 with respect to the Mortgage Loans and has
                                 certain obligations with respect to the
                                 repurchase and substitution of the Mortgage
                                 Loans.

OFFERED CERTIFICATES:            Approximately $703,546,000 senior floating-rate
                                 certificates consisting of the Class A-1, Class
                                 A-2, Class A-3 and Class A-4 Certificates
                                 (together, the "Class A Certificates") and
                                 approximately $197,579,000 mezzanine floating
                                 rate certificates consisting of the Class M-1,
                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7, Class M-8 and Class M-9
                                 Certificates (together with the Class M-10
                                 Certificates, the "Class M Certificates" or the
                                 "Mezzanine Certificates"). The Class A
                                 Certificates and the Mezzanine Certificates
                                 (other than the Class M-10 Certificates) are
                                 referred to herein as the "Offered
                                 Certificates". The Offered Certificates and the
                                 Class M-10 Certificates are backed by
                                 adjustable-rate and fixed-rate, interest-only,
                                 balloon and fully-amortizing, first lien and
                                 second lien, closed-end, subprime, mortgage
                                 loans (the "Mortgage Loans").

NON-OFFERED CERTIFICATES:        The Class M-10, Class CE, Class P and Class R
                                 Certificates will not be offered pursuant to
                                 the prospectus.

MORTGAGE LOANS:                  As of June 1, 2006, the Mortgage Loans will
                                 consist of approximately 4,468 adjustable-rate
                                 and fixed-rate, interest-only, balloon and
                                 fully-amortizing, first and second lien,
                                 closed-end, subprime mortgage loans, with a
                                 scheduled principal balance of approximately
                                 $943,090,876.

                                 As of the Cut-off Date, none of the Mortgage
                                 Loans were 30 to 59 days delinquent in the
                                 payment of principal and/or interest. Further,
                                 no Mortgage Loan that is 60 or more

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        3

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

                                 days delinquent in the payment of principal
                                 and/or interest as of the Cut-off Date will be
                                 included in the mortgage pool as of the Closing
                                 Date. For purposes of categorizing Mortgage
                                 Loans as delinquent, the Cut-off Date shall
                                 mean the close of business on May 31, 2006.

                                 To Carrington Securities, LP's knowledge,
                                 approximately 33.59% of the first lien Mortgage
                                 Loans are secured by mortgaged properties with
                                 respect to which second-lien mortgage loans
                                 were originated at the same time as the
                                 first-lien Mortgage Loan. These second-lien
                                 mortgage loans may or may not be part of the
                                 mortgage pool. The owners of the mortgaged
                                 properties may obtain second-lien mortgage
                                 loans at any time without Carrington
                                 Securities, LP's knowledge and, thus, more
                                 mortgaged properties than described above may
                                 also secure second-lien mortgage loans.

EXPECTED PRICING DATE:           On or about June 8, 2006.

CLOSING DATE:                    On or about June 21, 2006.

CUT-OFF DATE:                    June 1, 2006.

DISTRIBUTION DATE:               The 25th day of each month (or if such 25th day
                                 is not a business day, the next succeeding
                                 business day) commencing in July 2006.

RECORD DATE:                     The business day immediately preceding each
                                 Distribution Date.

DELAY DAYS:                      Zero days on all Class A and Mezzanine
                                 Certificates.

DUE PERIOD:                      The Due Period with respect to any Distribution
                                 Date commences on the second day of the month
                                 immediately preceding the month in which such
                                 Distribution Date occurs and ends on the first
                                 day of the month in which such Distribution
                                 Date occurs.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for any
                                 Distribution Date and for the Class A
                                 Certificates and Mezzanine Certificates is the
                                 period commencing on the Distribution Date of
                                 the month immediately preceding the month in
                                 which the Distribution Date occurs or, in the
                                 case of the first Distribution Date, commencing
                                 on the Closing Date, and ending on the day
                                 preceding the Distribution Date. All
                                 distributions of interest on the Class A
                                 Certificates and Mezzanine Certificates will be
                                 based on a 360-day year and the actual number
                                 of days in the applicable Interest Accrual
                                 Period.

PREPAYMENT PERIOD:               The Prepayment Period with respect to any
                                 Distribution Date is the calendar month
                                 immediately preceding the month in which the
                                 Distribution Date occurs.

ERISA CONSIDERATIONS:            Subject to the considerations in the Prospectus
                                 Supplement, it is expected that the Offered
                                 Certificates will be eligible for purchase by
                                 certain ERISA plans as of the Closing Date.
                                 However, investors should consult with their
                                 counsel with respect to the consequences under
                                 ERISA and the Internal Revenue Code of an ERISA
                                 plan's acquisition and ownership of such
                                 Certificates.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and offering.

                                        4

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

LEGAL INVESTMENT:                The Offered Certificates will NOT constitute
                                 "mortgage related securities" for the purposes
                                 of the Secondary Mortgage Market Enhancement
                                 Act of 1984 ("SMMEA").

TAX STATUS:                      For federal income tax purposes, each Offered
                                 Certificate will represent beneficial ownership
                                 of a REMIC regular interest and an interest in
                                 an interest rate cap agreement.

FORM OF REGISTRATION:            Book-entry form through DTC, Clearstream and
                                 Euroclear.

MINIMUM DENOMINATIONS:           Class A and Class M-1 Certificates: $100,000
                                 and integral multiples of $1 in excess thereof.

                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7, Class M-8, Class M-9 and
                                 Class M-10 Certificates: $250,000 and integral
                                 multiples of $1 in excess thereof.

OPTIONAL TERMINATION:            At its option, the majority holder of the Class
                                 CE Certificates, in accordance with the terms
                                 of the Pooling and Servicing Agreement, may
                                 purchase all of the Mortgage Loans, together
                                 with any properties in respect of such Mortgage
                                 Loans acquired on behalf of the trust, and
                                 thereby effect termination and early retirement
                                 of the certificates, after the aggregate
                                 principal balance of (i) the Mortgage Loans
                                 remaining in the trust at the time of such
                                 purchase, and (ii) properties acquired in
                                 respect of such Mortgage Loans has been reduced
                                 to less than 10% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-off
                                 Date.

ADMINISTRATIVE FEE RATES:        The sum of (i) the "Servicing Fee", calculated
                                 at the "Servicing Fee Rate" of 0.50% per annum,
                                 and (ii) the "Trustee Fee" calculated at the
                                 "Trustee Fee Rate" of 0.0025% per annum.
                                 Administrative Fees will be paid monthly on the
                                 stated principal balance of the Mortgage Loans.

PRINCIPAL & INTEREST ADVANCES:   The Servicer is required to advance delinquent
                                 payments of principal and interest on the
                                 Mortgage Loans to the extent such amounts are
                                 deemed recoverable. The Servicer is entitled to
                                 be reimbursed for such advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

SERVICING ADVANCES:              The Servicer will pay all out-of-pocket costs
                                 related to its obligations, including, but not
                                 limited to: (i) expenses in connection with a
                                 foreclosed Mortgage Loan prior to the
                                 liquidation of such loan, (ii) the costs of any
                                 judicial proceedings, including foreclosures
                                 and (iii) the cost of managing and liquidating
                                 property acquired in relation to the Mortgage
                                 Loans, as long as it deems all such costs to be
                                 recoverable. The Servicer is entitled to be
                                 reimbursed for these advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

COMPENSATING INTEREST:           The Servicer is required to pay Compensating
                                 Interest up to the amount of the Servicing Fee
                                 to cover Prepayment Interest Shortfalls due to
                                 prepayments in full on the Mortgage Loans.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        5

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              1. Excess Spread
                                 2. Overcollateralization
                                 3. Subordination

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount with respect
                                 to any Distribution Date is the excess, if any,
                                 of (a) the aggregate principal balance of the
                                 Mortgage Loans (including Mortgage Loans
                                 related to any REO Property) as of the last day
                                 of the related Due Period over (b) the sum of
                                 the aggregate Certificate Principal Balance of
                                 the Class A Certificates, the Mezzanine
                                 Certificates and the Class P Certificates,
                                 after giving effect to distributions to be made
                                 on such Distribution Date.

OVERCOLLATERALIZATION TARGET     The Overcollateralization Target Amount with
AMOUNT:                          respect to any Distribution Date is (a) prior
                                 to the Stepdown Date, an amount equal to 3.30%
                                 of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date; (b) on
                                 or after the Stepdown Date, provided a Trigger
                                 Event is not in effect, the greater of (i)
                                 6.60% of the then current aggregate outstanding
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (ii)
                                 the Overcollateralization Floor Amount; or (c)
                                 on or after the Stepdown Date and if a Trigger
                                 Event is in effect, the Overcollateralization
                                 Target Amount for the immediately preceding
                                 Distribution Date. Notwithstanding the
                                 foregoing, on and after any Distribution Date
                                 following the reduction of the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates, Mezzanine Certificates and Class
                                 P Certificates to zero, the
                                 Overcollateralization Target Amount will be
                                 zero.

OVERCOLLATERALIZATION FLOOR      An amount equal to 0.50% of the aggregate
AMOUNT:                          principal balance of the Mortgage Loans as of
                                 the Cut-off Date.

OVERCOLLATERALIZATION INCREASE   An Overcollateralization Increase Amount with
AMOUNT:                          respect to any Distribution Date equals the
                                 lesser of (a) the Net Monthly Excess Cashflow
                                 for such Distribution Date and (b) the amount,
                                 if any, by which the Overcollateralization
                                 Target Amount exceeds the Overcollateralization
                                 Amount on such Distribution Date (calculated
                                 for this purpose only after assuming that 100%
                                 of the Principal Remittance Amount on such
                                 Distribution Date has been distributed).

OVERCOLLATERALIZATION            An Overcollateralization Reduction Amount with
REDUCTION AMOUNT:                respect to any Distribution Date is the lesser
                                 of (a) the Principal Remittance Amount on such
                                 Distribution Date and (b) the excess, if any,
                                 of (i) the Overcollateralization Amount for
                                 such Distribution Date (calculated for this
                                 purpose only after assuming that 100% of the
                                 Principal Remittance Amount on such
                                 Distribution Date has been distributed) over
                                 (ii) the Overcollateralization Target Amount
                                 for such Distribution Date.

STEPDOWN DATE:                   The later to occur of (x) the Distribution Date
                                 occurring in July 2009 and (y) the first
                                 Distribution Date on which the Credit
                                 Enhancement Percentage (calculated for this
                                 purpose only prior to any distribution of the
                                 Principal Distribution Amount to the holders of
                                 the Certificates then entitled to distributions
                                 of principal on the related Distribution Date)
                                 is greater than or equal to approximately
                                 50.80%.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        6

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT PERCENTAGE:   The Credit Enhancement Percentage for any
                                 Distribution Date is the percentage obtained by
                                 dividing (x) the aggregate Certificate
                                 Principal Balance of the Mezzanine Certificates
                                 and the Class CE Certificates, calculated after
                                 taking into account payments of principal on
                                 the Mortgage Loans and distribution of the
                                 Principal Distribution Amount to the holders of
                                 the certificates then entitled to distributions
                                 of principal on the related Distribution Date,
                                 by (y) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period.

                                                   TARGETED ON AND AFTER
                                 CLASS   INITIAL       STEPDOWN DATE
                                 ---------------------------------------
                                   A      25.40            50.80
                                  M-1     21.00            42.00
                                  M-2     15.90            31.80
                                  M-3     14.00            28.00
                                  M-4     12.10            24.20
                                  M-5     10.20            20.40
                                  M-6      8.40            16.80
                                  M-7      6.65            13.30
                                  M-8      5.35            10.70
                                  M-9      4.45             8.90
                                  M-10     3.30             6.60

TRIGGER EVENT:                   With respect to any Distribution Date on or
                                 after the Stepdown Date, a Trigger Event is in
                                 effect if:

                                      1)   the percentage obtained by dividing
                                           (i) the Rolling Three-Month
                                           Delinquency Average plus the
                                           aggregate principal balance of the
                                           Mortgage Loans that, as of the last
                                           day of the previous calendar month,
                                           are in foreclosure, have been
                                           converted to REO Properties or have
                                           been discharged due to bankruptcy, by
                                           (ii) the aggregate principal balance
                                           of the Mortgage Loans (including
                                           Mortgage Loans related to REO
                                           Property) as of the last day of the
                                           previous calendar month, exceeds
                                           30.75% of the then Credit Enhancement
                                           Percentage for the prior Distribution
                                           Date; or

                                      2)   the aggregate amount of Realized
                                           Losses incurred since the Cut-Off
                                           Date through the last day of the
                                           related Due Period (reduced by the
                                           aggregate amount of Subsequent
                                           Recoveries received since the Cut-Off
                                           Date through the last day of the
                                           related Due Period) divided by the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the Cut-Off Date
                                           exceeds the applicable percentages
                                           set forth below with respect to such
                                           Distribution Date.

                                      DISTRIBUTION DATE
                                        OCCURRING IN           PERCENTAGE
                                 ----------------------------------------
                                 July 2009 through June 2010      3.20%
                                 July 2010 through June 2011      5.00%
                                 July 2011 through June 2012      6.45%
                                  July 2012 and thereafter        7.20%

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        7

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

SUBSEQUENT RECOVERIES:           Subsequent Recoveries are unanticipated amounts
                                 received on a liquidated Mortgage Loan that
                                 resulted in a Realized Loss in a prior month.
                                 If Subsequent Recoveries are received, they
                                 will be included as part of the Principal
                                 Remittance Amount for the following
                                 Distribution Date and distributed in accordance
                                 with the priorities described in this term
                                 sheet. In addition, after giving effect to all
                                 distributions on a Distribution Date, the
                                 amount of such Subsequent Recoveries will
                                 increase the Certificate Principal Balance
                                 first, of the Class A Certificates then
                                 outstanding, if a Realized Loss has been
                                 allocated to the Class A Certificates, on a
                                 pro-rata basis by the amount of such Subsequent
                                 Recoveries, and second, of the class of
                                 Mezzanine Certificates then outstanding with
                                 the highest distribution priority to which a
                                 Realized Loss was allocated. Thereafter, such
                                 class of Class A and Mezzanine Certificates
                                 will accrue interest on the increased
                                 Certificate Principal Balance.

REO PROPERTY:                    REO Property is mortgaged property acquired by
                                 the Servicer through foreclosure or
                                 deed-in-lieu of foreclosure.

ROLLING THREE-MONTH              With respect to any Distribution Date, the
DELINQUENCY AVERAGE:             average aggregate principal balance of the
                                 Mortgage Loans delinquent 60 days or more for
                                 each of the three (or one and two, in the case
                                 of the first and second Distribution Dates,
                                 respectively) immediately preceding months.

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------

INTEREST DISTRIBUTION            On each Distribution Date, the Interest
PRIORITY:                        Remittance Amount will be distributed in the
                                 following order of priority:

                                      1)   To the holders of each class of Class
                                           A Certificates, on a pro rata basis
                                           based on the entitlement of each such
                                           class, the Senior Interest
                                           Distribution Amount allocable to such
                                           class of Class A Certificates; and

                                      2)   Sequentially to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, the Interest Distribution
                                           Amount allocable to each such class.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        8

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION           On each Distribution Date (a) prior to the
PRIORITY:                        Stepdown Date or (b) on which a Trigger Event
                                 is in effect, the Principal Distribution Amount
                                 will be distributed in the following order of
                                 priority:

                                      1)   Sequentially, to the holders of the
                                           Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates, in that
                                           order, until the aggregate
                                           Certificate Principal Balance of each
                                           class of Class A Certificates has
                                           been reduced to zero; and

                                      2)   Sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 Nothwithstanding the foregoing, if the
                                 Mezzanine Certificates and the Class CE
                                 Certificates are reduced to zero, principal
                                 distributions on the Class A Certificates will
                                 be allocated concurrently on a pro rata basis.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN
EFFECT
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION           On each Distribution Date (a) on or after the
PRIORITY:                        Stepdown Date and (b) on which a Trigger Event
                                 is not in effect, the Principal Distribution
                                 Amount will be distributed in the following
                                 order of priority:

                                      1)   Sequentially, to the holders of the
                                           Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates, in that
                                           order, up to an amount equal to the
                                           Class A Principal Distribution
                                           Amount, until the aggregate
                                           Certificate Principal Balances of
                                           each class of Class A Certificates
                                           has been reduced to zero; and

                                      2)   Sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, up to an amount equal to the
                                           related class Principal Distribution
                                           Amount until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 Nothwithstanding the foregoing, if the
                                 Mezzanine Certificates and the Class CE
                                 Certificates are reduced to zero, principal
                                 distributions on the Class A Certificates will
                                 be allocated concurrently on a pro rata basis.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        9

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
--------------------------------------------------------------------------------

MONTHLY EXCESS CASHFLOW          With respect to any Distribution Date, any Net
DISTRIBUTIONS:                   Monthly Excess Cashflow shall be paid as
                                 follows:

                                      1)   To the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then entitled
                                           to receive distributions in respect
                                           of principal, in an amount equal to
                                           the Overcollateralization Increase
                                           Amount, distributable as part of the
                                           Principal Distribution Amount;

                                      2)   Sequentially to the Class M-1, Class
                                           M-2, Class M-3, Class M-4, Class M-5,
                                           Class M-6, Class M-7, Class M-8,
                                           Class M-9 and Class M-10
                                           Certificates, in that order, in each
                                           case up to the related Interest Carry
                                           Forward Amount related to such
                                           certificates for such Distribution
                                           Date;

                                      3)   Concurrently, on a pro rata basis to
                                           the Class A-1, Class A-2, Class A-3
                                           and Class A-4 Certificates, and then
                                           sequentially to the Class M-1, Class
                                           M-2, Class M-3, Class M-4, Class M-5,
                                           Class M-6, Class M-7, Class M-8,
                                           Class M-9 and Class M-10
                                           Certificates, in that order, in each
                                           case up to the related Allocated
                                           Realized Loss Amount for such class
                                           of certificates for such Distribution
                                           Date;

                                      4)   To the reserve account, for
                                           distribution to the holders of the
                                           Class A Certificates and Mezzanine
                                           Certificates, the aggregate amount of
                                           any Net WAC Rate Carryover Amounts
                                           for such classes, after taking into
                                           account amounts, if any, received
                                           under the cap contracts;

                                      5)   To the holders of the Class CE
                                           Certificates as provided in the
                                           Pooling and Servicing Agreement; and

                                      6)   To the holders of the Residual
                                           Certificates, any remaining amounts;
                                           provided that if such Distribution
                                           Date is the Distribution Date
                                           immediately following the expiration
                                           of the latest prepayment charge term
                                           or any Distribution Date thereafter,
                                           then any such remaining amounts will
                                           be distributed first, to the holders
                                           of the Class P Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero; and
                                           second, to the holders of the
                                           Residual Certificates.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       10

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
ALLOCATION OF LOSSES
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:            Any Realized Losses on the Mortgage Loans will
                                 be allocated or covered on any Distribution
                                 Date as follows:

                                      o    first, by Net Monthly Excess Cash
                                           Flow;

                                      o    second, by the Class CE Certificates,
                                           until the Certificate Principal
                                           Balance of the Class CE Certificates
                                           has been reduced to zero;

                                      o    third, to the Class M-10
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates has been reduced to
                                           zero;

                                      o    fourth, to the Class M-9
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-9
                                           Certificates has been reduced to
                                           zero;

                                      o    fifth, to the Class M-8 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           has been reduced to zero;

                                      o    sixth, to the Class M-7 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-7 Certificates
                                           has been reduced to zero;

                                      o    seventh, to the Class M-6
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-6
                                           Certificates has been reduced to
                                           zero;

                                      o    eighth, to the Class M-5
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-5
                                           Certificates has been reduced to
                                           zero;

                                      o    ninth, to the Class M-4 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-4 Certificates
                                           has been reduced to zero;

                                      o    tenth, to the Class M-3 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           has been reduced to zero;

                                      o    eleventh, to the Class M-2
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-2
                                           Certificates has been reduced to
                                           zero;

                                      o    twelfth, to the Class M-1
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-1
                                           Certificates has been reduced to
                                           zero; and

                                      o    thirteenth, concurrently, to the
                                           Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates on a pro rata
                                           basis based on the Certificate
                                           Principal Balance of each such class,
                                           until their respective Certificate
                                           Principal Balances have been reduced
                                           to zero.

                                 Once Realized Losses are allocated to the Class
                                 A and Mezzanine Certificates, such amounts with
                                 respect to such certificates will no longer
                                 accrue interest and such amounts will not be
                                 reinstated thereafter (except in the case of
                                 Subsequent Recoveries). However, the amount of
                                 any Realized Losses allocated to the
                                 certificates may be distributed to the holders
                                 of the Class A and Mezzanine Certificates from
                                 Net Monthly Excess Cashflow, according to the
                                 priorities set forth under "Monthly Excess
                                 Cashflow Distributions" above.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       11

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CAP CONTRACTS:                   The holders of the Class A Certificates and the
                                 holders of the Mezzanine Certificates may
                                 benefit from a series of interest rate cap
                                 payments from Swiss Re Financial Products
                                 Corporation pursuant to two separate cap
                                 contracts. The cap contracts are intended to
                                 partially mitigate, for the first 33
                                 Distribution Dates with respect to the Class A
                                 Certificates, beginning with the Distribution
                                 Date in July 2006, and for the first 40
                                 Distribution Dates with respect to the
                                 Mezzanine Certificates beginning with the
                                 Distribution Date in July 2006, the interest
                                 rate risk that could result from the difference
                                 between (a) One Month LIBOR plus the related
                                 margin and (b) the Net WAC Pass-Through Rate.

                                 With respect to the Class A Certificates and
                                 each Distribution Date, payments under the
                                 related cap contract will be made based on (a)
                                 an amount equal to the Class A Cap Contract
                                 Notional Balance for that Distribution Date and
                                 (b) the positive excess of (i) the lesser of
                                 (x) One-Month LIBOR and (y) the Class A Ceiling
                                 Rate, over (ii) the Class A Monthly Strike Rate
                                 for that Distribution Date, calculated on an
                                 actual/360-day basis.

                                 With respect to the Mezzanine Certificates and
                                 each Distribution Date, payments under the
                                 related cap contract will be made based on (a)
                                 an amount equal to the Class M Cap Contract
                                 Notional Balance for that Distribution Date and
                                 (b) the positive excess of (i) the lesser of
                                 (x) One-Month LIBOR and (y) the Class M Ceiling
                                 Rate, over (ii) the Class M Monthly Strike Rate
                                 for that Distribution Date, calculated on an
                                 actual/360-day basis.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       12

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS A CAP CONTRACT NOTIONAL    With respect to any Distribution Date specified
BALANCE:                         below and the cap contract relating to the
                                 Class A Certificates, the lesser of (1) the
                                 aggregate Certificate Principal Balance of the
                                 Class A Certificates immediately prior to that
                                 Distribution Date, and (2) the amount specified
                                 below for that Distribution Date:

                                 DISTRIBUTION DATE      NOTIONAL
                                 ----------------------------------
                                     July 2006       703,546,000.00
                                    August 2006      697,503,457.27
                                   September 2006    689,428,286.04
                                    October 2006     679,315,914.98
                                   November 2006     667,175,462.34
                                   December 2006     653,029,059.63
                                    January 2007     636,912,190.77
                                   February 2007     618,874,207.93
                                     March 2007      598,977,813.86
                                     April 2007      577,300,908.69
                                      May 2007       553,942,007.75
                                     June 2007       531,141,487.20
                                     July 2007       508,998,672.31
                                    August 2007      487,494,524.90
                                   September 2007    466,610,559.49
                                    October 2007     446,328,827.15
                                   November 2007     426,631,899.95
                                   December 2007     407,502,855.77
                                    January 2008     388,925,263.59
                                   February 2008     370,865,831.81
                                     March 2008      353,267,946.76
                                     April 2008      314,955,844.87
                                      May 2008       278,460,183.42
                                     June 2008       244,597,884.22
                                     July 2008       213,143,838.24
                                    August 2008      183,945,381.27
                                   September 2008    169,315,672.25
                                    October 2008     155,741,438.96
                                   November 2008     142,626,717.67
                                   December 2008     129,977,175.41
                                    January 2009     117,756,116.78
                                   February 2009     105,947,521.60
                                     March 2009       94,515,003.09

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       13

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS A MONTHLY STRIKE RATE      With respect to each Distribution Date and the
AND CLASS A CEILING RATE:        cap contract relating to the Class A
                                 Certificates, the Class A Monthly Strike Rate
                                 is the per annum rate set forth next to such
                                 Distribution Date in the applicable table
                                 below, in each case, subject to the related
                                 Class A Ceiling Rate:

                                                        CLASS A
                                                    MONTHLY STRIKE     CLASS A
                                 DISTRIBUTION DATE       RATE       CEILING RATE
                                 -----------------------------------------------
                                     July 2006           7.092         11.395
                                    August 2006          7.792         11.395
                                   September 2006        7.796         11.394
                                    October 2006         8.064         11.393
                                   November 2006         7.806         11.392
                                   December 2006         8.076         11.391
                                    January 2007         7.820         11.390
                                   February 2007         7.829         11.389
                                     March 2007          8.692         11.387
                                     April 2007          7.853         11.385
                                     May 2007            8.134         11.383
                                     June 2007           7.883         11.380
                                     July 2007           8.168         11.378
                                    August 2007          7.918         11.375
                                   September 2007        7.936         11.372
                                    October 2007         8.226         11.369
                                   November 2007         7.977         11.366
                                   December 2007         8.271         11.362
                                    January 2008         8.023         11.358
                                   February 2008         8.049         11.354
                                     March 2008          8.644         11.350
                                     April 2008          8.155         11.344
                                     May 2008            9.854         11.340
                                     June 2008           9.706         11.334
                                     July 2008          10.184         11.327
                                    August 2008         10.030         11.319
                                   September 2008       10.150         11.314
                                    October 2008        10.633         11.308
                                   November 2008        11.793         11.793
                                   December 2008        12.459         12.459
                                    January 2009        12.286         12.286
                                   February 2009        12.565         12.565
                                    March 2009          14.310         14.310

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       14

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS M CAP CONTRACT NOTIONAL    With respect to any Distribution Date specified
BALANCE:                         below and the cap contract relating to the
                                 Mezzanine Certificates, the lesser of (1) the
                                 aggregate Certificate Principal Balance of the
                                 Mezzanine Certificates immediately prior to
                                 that Distribution Date, and (2) the amount
                                 specified below for that Distribution Date:

                                 DISTRIBUTION DATE      NOTIONAL
                                 ----------------------------------
                                     July 2006       208,424,000.00
                                    August 2006      208,424,000.00
                                   September 2006    208,424,000.00
                                    October 2006     208,424,000.00
                                   November 2006     208,424,000.00
                                   December 2006     208,424,000.00
                                    January 2007     208,424,000.00
                                   February 2007     208,424,000.00
                                    March 2007       208,424,000.00
                                    April 2007       208,424,000.00
                                     May 2007        208,424,000.00
                                     June 2007       208,424,000.00
                                     July 2007       208,424,000.00
                                    August 2007      208,424,000.00
                                   September 2007    208,424,000.00
                                    October 2007     208,424,000.00
                                   November 2007     208,424,000.00
                                   December 2007     208,424,000.00
                                    January 2008     208,424,000.00
                                   February 2008     208,424,000.00
                                     March 2008      208,424,000.00
                                     April 2008      208,424,000.00
                                      May 2008       208,424,000.00
                                     June 2008       208,424,000.00
                                     July 2008       208,424,000.00
                                    August 2008      208,424,000.00
                                   September 2008    208,424,000.00
                                    October 2008     208,424,000.00
                                   November 2008     208,424,000.00
                                   December 2008     208,424,000.00
                                    January 2009     208,424,000.00
                                   February 2009     208,424,000.00
                                    March 2009       208,424,000.00
                                    April 2009       208,424,000.00
                                      May 2009       208,424,000.00
                                     June 2009       208,424,000.00
                                     July 2009       208,424,000.00
                                    August 2009      208,424,000.00
                                   September 2009    202,401,016.96
                                    October 2009     194,039,491.51

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       15

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS M MONTHLY STRIKE RATE      With respect to each Distribution Date and the
AND CEILING RATE:                cap contract relating to the Mezzanine
                                 Certificates, the Class M Monthly Strike Rate
                                 is the per annum rate set forth next to such
                                 Distribution Date in the applicable table
                                 below, in each case, subject to the related
                                 Class M Ceiling Rate:

                                                                       CLASS M
                                                     CLASS M MONTHLY   CEILING
                                 DISTRIBUTION DATE     STRIKE RATE       RATE
                                 ---------------------------------------------
                                     July 2006             6.281        10.887
                                    August 2006            6.948        10.887
                                   September 2006          6.948        10.887
                                    October 2006           7.200        10.887
                                   November 2006           6.947        10.887
                                   December 2006           7.199        10.887
                                    January 2007           6.947        10.887
                                   February 2007           6.947        10.887
                                     March 2007            7.757        10.887
                                     April 2007            6.947        10.887
                                      May 2007             7.199        10.887
                                     June 2007             6.947        10.887
                                     July 2007             7.199        10.887
                                    August 2007            6.947        10.887
                                   September 2007          6.947        10.887
                                    October 2007           7.199        10.887
                                   November 2007           6.947        10.887
                                   December 2007           7.199        10.887
                                    January 2008           6.947        10.887
                                   February 2008           6.947        10.887
                                     March 2008            7.469        10.887
                                     April 2008            6.950        10.887
                                      May 2008             8.395        10.887
                                     June 2008             8.144        10.887
                                     July 2008             8.424        10.887
                                     August 2008           8.121        10.887
                                   September 2008          8.118        10.887
                                    October 2008           8.409        10.887
                                   November 2008           9.231        10.887
                                   December 2008           9.602        10.887
                                    January 2009           9.267        10.887
                                   February 2009           9.261        10.887
                                     March 2009           10.314        10.887
                                     April 2009            9.258        10.887
                                      May 2009            10.751        10.887
                                     June 2009            10.438        10.887
                                     July 2009            10.800        10.887
                                    August 2009           10.426        10.887
                                   September 2009         10.471        10.940
                                    October 2009          10.870        10.975

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       16

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DISTRIBUTIONS OF NET WAC RATE CARRYOVER AMOUNTS
--------------------------------------------------------------------------------

DISTRIBUTION OF NET WAC RATE     On the Closing Date, the Trustee will establish
CARRYOVER AMOUNTS:               a reserve account from which distributions in
                                 respect of the Net WAC Rate Carryover Amount on
                                 the Class A or Mezzanine Certificates will be
                                 made. The reserve account will be an asset of
                                 the trust but not of any REMIC. On each
                                 Distribution Date, to the extent required
                                 following the distribution of the Available
                                 Distribution Amount, the Trustee will withdraw
                                 from amounts in the reserve account to
                                 distribute to the holders of the Class A
                                 Certificates and Mezzanine Certificates any Net
                                 WAC Rate Carryover Amounts in the following
                                 order of priority, in each case to the extent
                                 of amounts remaining in the reserve account:

                                      (A)  concurrently, to the Class A
                                           Certificates, on a pro rata basis
                                           based on the outstanding balance of
                                           each such class immediately prior to
                                           the Distribution Date, but only to
                                           the extent of amounts paid under the
                                           cap contract with respect to the
                                           Class A Certificates and only up to
                                           the related Net WAC Rate Carryover
                                           Amount;

                                      (B)  concurrently, to the Mezzanine
                                           Certificates, on a pro rata basis
                                           based on the outstanding balance of
                                           each such class immediately prior to
                                           the Distribution Date, but only to
                                           the extent of amounts paid under the
                                           cap contract with respect to the
                                           Mezzanine Certificates and only up to
                                           the related Net WAC Rate Carryover
                                           Amount;

                                      (C)  to the Class A Certificates, any
                                           related unpaid Net WAC Rate Carryover
                                           Amount (after taking into account
                                           distributions pursuant to (A) above),
                                           distributed on a pro rata basis based
                                           on the remaining undistributed Net
                                           WAC Rate Carryover Amount, but only
                                           to the extent of amounts remaining
                                           under the cap contract with respect
                                           to the Class A Certificates;

                                      (D)  to the Mezzanine Certificates, any
                                           related unpaid Net WAC Rate Carryover
                                           Amount (after taking into account
                                           distributions pursuant to (B) above),
                                           distributed on a pro rata basis based
                                           on the remaining undistributed Net
                                           WAC Rate Carryover Amount, but only
                                           to the extent of amounts remaining
                                           under the cap contract with respect
                                           to the Mezzanine Certificates;

                                      (E)  to the Class A Certificates and
                                           Mezzanine Certificates from Net
                                           Monthly Excess Cash Flow, any related
                                           unpaid Net WAC Rate Carryover Amount
                                           (after taking into account
                                           distributions pursuant to (A) through
                                           (D) above), distributed in the
                                           following order of priority: (i) to
                                           the Class A Certificates, on a pro
                                           rata basis based first on the
                                           outstanding certificate principal
                                           balance immediately prior to the
                                           Distribution Date, and second on such
                                           remaining undistributed Net WAC Rate
                                           Carryover Amount, (ii) sequentially
                                           to the Mezzanine Certificates any
                                           such remaining undistributed Net WAC
                                           Rate Carryover Amount for each class.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       17

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

AVAILABLE DISTRIBUTION AMOUNT:   For any Distribution Date, an amount equal to
                                 the sum of the following amounts, net of
                                 certain expenses of the trust including amounts
                                 reimbursable to the servicer and the trustee:

                                      o    the aggregate amount of scheduled
                                           monthly payments on the Mortgage
                                           Loans due during the related Due
                                           Period and received on or prior to
                                           the related Determination Date, after
                                           deduction of the servicing fee and
                                           the trustee fee in respect of the
                                           Mortgage Loans for that Distribution
                                           Date;

                                      o    unscheduled payments in respect of
                                           the Mortgage Loans, including
                                           mortgagor prepayments, insurance
                                           proceeds, liquidation proceeds and
                                           Subsequent Recoveries from the
                                           Mortgage Loans, amounts received in
                                           respect of REO Property and proceeds
                                           from repurchases of and substitutions
                                           for the Mortgage Loans occurring
                                           during the related Prepayment Period;

                                      o    all payments of Compensating Interest
                                           made by the servicer with respect to
                                           the Mortgage Loans; and

                                      o    all Advances made for that
                                           Distribution Date in respect of the
                                           Mortgage Loans.

CERTIFICATE PRINCIPAL BALANCE:   With respect to any class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 date of determination, an amount equal to its
                                 initial certificate principal balance, reduced
                                 by the aggregate of (a) all amounts allocable
                                 to principal previously distributed with
                                 respect to that class of certificates and (b)
                                 with respect to any Class A Certificate and
                                 Mezzanine Certificate, any reductions in its
                                 certificate principal balance in connection
                                 with the allocation of Realized Losses in the
                                 manner described under "Allocation of Losses"
                                 above (taking into account any increases in the
                                 certificate principal balance thereof due to
                                 the receipt of Subsequent Recoveries).

                                 The Certificate Principal Balance of the Class
                                 CE Certificates as of any date of determination
                                 is equal to the excess, if any, of the then
                                 aggregate principal balance of the Mortgage
                                 Loans over the then aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 the Mezzanine Certificates and the Class P
                                 Certificates.

CLASS A PRINCIPAL DISTRIBUTION   The Class A Principal Distribution Amount is an
AMOUNT:                          amount equal to the excess of:

                                      o    the aggregate Certificate Principal
                                           Balance of the Class A Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       18

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date and
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date and (iii)
                                           the Certificate Principal Balance of
                                           the Class M-2 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       19

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (iv) the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date and (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificate immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       20

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (vi) the Certificate
                                           Principal Balance of the Class M-5
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       21

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       22

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       23

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date and
                                           (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       24

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date, (ix)
                                           the Certificate Principal Balance of
                                           the Class M-8 Certificates after
                                           taking into account the distribution
                                           of the Class M-8 Principal
                                           Distribution Amount on the related
                                           Distribution Date and (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       25

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-10 PRINCIPAL
DISTRIBUTION AMOUNT:             The Class M-10 Principal Distribution Amount is
                                 an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates after
                                           taking into account the distribution
                                           of the Class M-6 Principal
                                           Distribution Amount on the related
                                           Distribution Date (viii) the
                                           Certificate Principal Balance of the
                                           Class M-7 Certificates after taking
                                           into account the distribution of the
                                           Class M-7 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           after taking into account the
                                           distribution of the Class M-8
                                           Principal Distribution Amount on the
                                           related Distribution Date, (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates after taking
                                           into account the distribution of the
                                           Class M-9 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (xi) the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

DETERMINATION DATE:              The Determination Date with respect to any
                                 Distribution Date will be the 15th day of the
                                 calendar month in which such Distribution Date
                                 occurs or, if such 15th day is not a business
                                 day, the business day immediately preceding
                                 such 15th day.

EXPENSE ADJUSTED MORTGAGE
RATE:                            The Expense Adjusted Mortgage Rate for any
                                 Mortgage Loan and any Distribution Date will be
                                 a per annum rate equal to the then applicable
                                 mortgage rate for such Mortgage Loan as of the
                                 first day of the related Due Period minus the
                                 sum of the applicable Servicing Fee Rate and
                                 the Trustee Fee Rate.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       26

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

FORMULA RATE:                    The Formula Rate for any class of Class A and
                                 Mezzanine Certificates is One-Month LIBOR plus
                                 the related margin. The related margin shall
                                 increase on any Distribution Date following the
                                 date on which the Optional Termination is in
                                 effect and not exercised by an amount equal to
                                 (i) 2.0 times the related margin for each Class
                                 A Certificate, and (ii) 1.5 times the related
                                 margin for any Mezzanine Certificate.

INTEREST CARRY FORWARD AMOUNT:   The Interest Carry Forward Amount with respect
                                 to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date is equal to the amount, if any, by which
                                 the Interest Distribution Amount for that class
                                 of certificates for the immediately preceding
                                 Distribution Date exceeded the actual amount
                                 distributed on the certificates in respect of
                                 interest on the immediately preceding
                                 Distribution Date, together with any Interest
                                 Carry Forward Amount with respect to that class
                                 of certificates remaining undistributed from
                                 the previous Distribution Date, plus interest
                                 accrued thereon at the related Pass-Through
                                 Rate on the certificates for the most recently
                                 ended Interest Accrual Period.

INTEREST DISTRIBUTION AMOUNT:    The Interest Distribution Amount for the Class
                                 A Certificates and Mezzanine Certificates on
                                 any Distribution Date is equal to interest
                                 accrued during the related Interest Accrual
                                 Period on the Certificate Principal Balance of
                                 that class immediately prior to the
                                 Distribution Date at the Pass-Through Rate for
                                 that class, reduced (to not less than zero) by
                                 the allocable share, if any, for that class of
                                 Prepayment Interest Shortfalls to the extent
                                 not covered by Compensating Interest paid by
                                 the servicer and shortfalls resulting from the
                                 application of the Relief Act.

INTEREST REMITTANCE AMOUNT:      The Interest Remittance Amount for any
                                 Distribution Date is that portion of the
                                 Available Distribution Amount for that
                                 Distribution Date that represents interest
                                 received or advanced on the Mortgage Loans.

NET MONTHLY EXCESS CASH FLOW:    The Net Monthly Excess Cash Flow for any
                                 Distribution Date is equal to the sum of (a)
                                 any Overcollateralization Reduction Amount and
                                 (b) the excess of:

                                      o    the Available Distribution Amount for
                                           the related Distribution Date over

                                      o    the sum for the related Distribution
                                           Date of the aggregate of (a) the
                                           Senior Interest Distribution Amount
                                           distributable to the holders of the
                                           Class A Certificates, (b) the
                                           Interest Distribution Amount
                                           distributable to the holders of the
                                           Mezzanine Certificates and (c) the
                                           Principal Remittance Amount.

NET WAC PASS-THROUGH RATE:       The Net WAC Pass-Through Rate for any
                                 Distribution Date and the Class A Certificates
                                 and Mezzanine Certificates is a rate per annum
                                 (adjusted for the actual number of days in the
                                 related Interest Accrual Period) equal to the
                                 weighted average of the Expense Adjusted
                                 Mortgage Rates on the then outstanding Mortgage
                                 Loans, weighted based on their principal
                                 balances as of the first day of the related Due
                                 Period.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       27

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

NET WAC RATE CARRYOVER AMOUNT:   For any Distribution Date and any Class A
                                 Certificates or Mezzanine Certificates, an
                                 amount equal to the sum of (i) the excess of
                                 (x) the amount of interest such class would
                                 have accrued for such Distribution Date had the
                                 applicable Pass-Through Rate not been subject
                                 to the Net WAC Pass-Through Rate, over (y) the
                                 amount of interest such class of Certificates
                                 accrued for such Distribution Date at the Net
                                 WAC Pass-Through Rate and (ii) the
                                 undistributed portion of any related Net WAC
                                 Carryover Amount from the prior Distribution
                                 Date together with interest accrued on such
                                 undistributed portion for the most recently
                                 ended Interest Accrual Period at the Formula
                                 Rate applicable for such class for such
                                 Interest Accrual Period. The ratings on each
                                 class of Certificates do not address the
                                 likelihood of the distribution of any Net WAC
                                 Rate Carryover Amount.

PASS-THROUGH RATES:              With respect to each class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 Distribution Date, the lesser of (i) the
                                 Formula Rate and (ii) the Net WAC Pass-Through
                                 Rate.

PREPAYMENT INTEREST
SHORTFALLS:                      With respect to any principal prepayments on
                                 the Mortgage Loans and any Distribution Date,
                                 any interest shortfall resulting from principal
                                 prepayments occurring between the first day of
                                 the related Prepayment Period and the last day
                                 of the prior calendar month.

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount for any
                                 Distribution Date will be an amount, not less
                                 than zero, equal to the sum of (i) the
                                 principal portion of all scheduled monthly
                                 payments on the Mortgage Loans actually
                                 received on or prior to the related
                                 Determination Date or advanced on or prior to
                                 the related Distribution Date; (ii) the
                                 principal portion of all proceeds received in
                                 respect of the repurchase of a Mortgage Loan
                                 or, in the case of a substitution, amounts
                                 representing a principal adjustment, as
                                 required by the Pooling and Servicing Agreement
                                 during the related Prepayment Period; (iii) the
                                 principal portion of all other unscheduled
                                 collections, including insurance proceeds,
                                 liquidation proceeds, Subsequent Recoveries and
                                 all full and partial principal prepayments,
                                 received during the related Prepayment Period
                                 net of reimbursements, including reimbursements
                                 to the Trustee and the Servicer, to the extent
                                 applied as recoveries of principal on the
                                 Mortgage Loans, and (iv) the amount of any
                                 Overcollateralization Increase Amount for such
                                 Distribution Date; minus (v) the amount of any
                                 Overcollateralization Reduction Amount for such
                                 Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount for any
                                 Distribution Date is the sum of the amounts
                                 described in clauses (i) through (iii) of the
                                 definition of Principal Distribution Amount.

SENIOR INTEREST DISTRIBUTION
AMOUNT:                          The Senior Interest Distribution Amount for any
                                 Distribution Date is equal to the sum of the
                                 Interest Distribution Amount for that
                                 Distribution Date for the Class A Certificates
                                 and the Interest Carry Forward Amount, if any,
                                 for that Distribution Date for the Class A
                                 Certificates.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       28

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

SUBORDINATION PERCENTAGE:        With respect to each class of Class A
                                 Certificates and Mezzanine Certificates, the
                                 applicable approximate percentage set forth in
                                 the table below.

                                 CLASS   PERCENTAGE
                                 ------------------
                                   A        49.20
                                  M-1       58.00
                                  M-2       68.20
                                  M-3       72.00
                                  M-4       75.80
                                  M-5       79.60
                                  M-6       83.20
                                  M-7       86.70
                                  M-8       89.30
                                  M-9       91.10
                                  M-10      93.40

30 TO 59 DAYS DELINQUENT         Any Mortgage Loan for which a payment due on
                                 any due date remains unpaid as of the close of
                                 business on the last day of the month of the
                                 next following monthly due date. The
                                 determination as to whether a loan falls into
                                 this category is made as of the close of
                                 business on the last business day of each
                                 month. Grace periods and partial payments do
                                 not affect these determinations.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       29

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $943,090,875.57
NUMBER OF MORTGAGE LOANS:                                                 4,468
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    211,076.74
WEIGHTED AVERAGE GROSS COUPON:                                            8.315%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     623
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.82%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   87.29%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    359
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      24
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.207%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                      13.88%
SILENT SECONDS:                                                           33.59%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       30

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                            WEIGHTED
                                                                                              WEIGHTED      AVERAGE      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE   ORIGINAL LOAN    AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT      -TO- VALUE      GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE        RATIO        COUPON
---------------------------------------------------------------------------------------------------------------------------------

2/1 ARM                            1,507      $246,471,399.99        26.13%     $163,551.03      609         81.24%       8.624%
2/1 ARM 5Y-IO                        366       120,953,968.15        12.83       330,475.32      650         81.79        7.882
3/1 ARM                               46         7,366,790.14         0.78       160,147.61      615         76.73        8.247
3/1 ARM 5Y-IO                         29         9,947,384.28         1.05       343,013.25      666         81.23        7.557
40/30 2/1 ARM                      1,786       442,428,561.08        46.91       247,720.36      622         80.64        8.279
40/30 3/1 ARM                         31         6,525,020.37         0.69       210,484.53      630         78.36        8.233
40/30 Fixed                          111        28,693,714.84         3.04       258,501.94      628         82.31        8.011
Fixed                                592        80,704,036.72         8.56       136,324.39      623         79.00        8.431
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,468      $943,090,875.57       100.00%     $211,076.74      623         80.82%       8.315%
=================================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                            WEIGHTED
                                                                                              WEIGHTED      AVERAGE      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE   ORIGINAL LOAN    AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT      -TO- VALUE      GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE        RATIO        COUPON
---------------------------------------------------------------------------------------------------------------------------------

5.500--5.999                          20      $  6,811,872.79         0.72%     $340,593.64      659          75.90%       5.799%
6.000--6.499                          61        18,103,563.35         1.92       296,779.73      661          75.91        6.303
6.500--6.999                         233        65,032,881.34         6.90       279,111.08      636          76.87        6.839
7.000--7.499                         467       119,436,742.25        12.66       255,753.20      640          79.20        7.265
7.500--7.999                         898       214,586,789.46        22.75       238,960.79      630          79.57        7.772
8.000--8.499                         642       141,713,377.25        15.03       220,737.35      624          80.08        8.249
8.500--8.999                         772       156,064,351.75        16.55       202,155.90      614          81.47        8.749
9.000--9.499                         446        84,150,019.03         8.92       188,677.17      606          82.87        9.241
9.500--9.999                         448        74,603,100.88         7.91       166,524.78      597          84.19        9.748
10.000--10.499                       176        30,014,683.92         3.18       170,537.98      598          86.12       10.239
10.500--10.999                       151        18,376,937.48         1.95       121,701.57      613          88.06       10.752
11.000--11.499                        65         8,066,151.85         0.86       124,094.64      603          87.25       11.208
11.500--11.999                        53         3,871,736.20         0.41        73,051.63      606          90.94       11.764
12.000--12.499                        24         1,512,825.08         0.16        63,034.38      652          95.99       12.192
12.500--12.999                         7           510,153.06         0.05        72,879.01      634          96.56       12.607
13.000--13.499                         3           165,509.64         0.02        55,169.88      640         100.00       13.179
13.500--13.999                         2            70,180.24         0.01        35,090.12      621         100.00       13.641
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,468      $943,090,875.57       100.00%     $211,076.74      623          80.82%       8.315%
=================================================================================================================================

 The Depositor has filed a registration statement(including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       31

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                            WEIGHTED
                                                                                              WEIGHTED      AVERAGE      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE   ORIGINAL LOAN    AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT      -TO- VALUE      GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE        RATIO        COUPON
---------------------------------------------------------------------------------------------------------------------------------

1--50,000                             76      $  2,849,874.79         0.30%     $ 37,498.35      626         87.17%       10.888%
50,001--100,000                      973        73,920,049.26         7.84        75,971.27      603         81.22         9.106
100,001--150,000                     867       107,887,283.43        11.44       124,437.47      607         79.92         8.581
150,001--200,000                     654       114,318,659.76        12.12       174,799.17      613         79.71         8.461
200,001--250,000                     530       118,397,763.53        12.55       223,392.01      617         79.93         8.230
250,001--300,000                     401       109,619,831.83        11.62       273,366.16      619         80.29         8.197
300,001--350,000                     280        90,961,396.40         9.65       324,862.13      629         80.70         8.231
350,001--400,000                     212        79,366,835.52         8.42       374,371.87      630         80.94         8.034
400,001--450,000                     155        66,242,252.57         7.02       427,369.37      640         81.98         8.039
450,001--500,000                     108        51,315,124.63         5.44       475,140.04      628         82.26         8.167
500,001--550,000                      64        33,523,444.66         3.55       523,803.82      642         82.98         8.119
550,001--600,000                      61        35,088,770.23         3.72       575,225.74      639         82.62         8.156
600,001--650,000                      33        20,596,495.72         2.18       624,136.23      651         82.31         8.373
650,001--700,000                      26        17,479,120.39         1.85       672,273.86      651         81.39         7.739
700,001--750,000                      17        12,290,318.83         1.30       722,959.93      659         80.53         7.573
750,001--800,000                       5         3,906,002.93         0.41       781,200.59      625         80.29         7.493
800,001--850,000                       3         2,447,293.91         0.26       815,764.64      682         86.62         9.063
850,001--900,000                       1           882,000.00         0.09       882,000.00      645         90.00         8.250
950,001--1,000,000                     2         1,998,357.18         0.21       999,178.59      621         77.83         8.008
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,468      $943,090,875.57       100.00%     $211,076.74      623         80.82%        8.315%
=================================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       32

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                            WEIGHTED
                                                                                              WEIGHTED      AVERAGE      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE   ORIGINAL LOAN    AVERAGE
CURRENT UNPAID PRINCIPAL          MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT      -TO- VALUE      GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE        RATIO        COUPON
---------------------------------------------------------------------------------------------------------------------------------

1--50,000                             77      $  2,899,861.36         0.31%     $ 37,660.54      624         86.95%       10.885%
50,001--100,000                      973        73,969,434.49         7.84        76,022.03      603         81.21         9.101
100,001--150,000                     866       107,787,911.63        11.43       124,466.41      607         79.93         8.583
150,001--200,000                     654       114,318,659.76        12.12       174,799.17      613         79.71         8.461
200,001--250,000                     531       118,642,114.15        12.58       223,431.48      617         79.91         8.229
250,001--300,000                     400       109,375,481.21        11.60       273,438.70      619         80.32         8.198
300,001--350,000                     281        91,310,938.43         9.68       324,949.96      629         80.65         8.227
350,001--400,000                     211        79,017,293.49         8.38       374,489.54      630         81.00         8.038
400,001--450,000                     155        66,242,252.57         7.02       427,369.37      640         81.98         8.039
450,001--500,000                     108        51,315,124.63         5.44       475,140.04      628         82.26         8.167
500,001--550,000                      64        33,523,444.66         3.55       523,803.82      642         82.98         8.119
550,001--600,000                      61        35,088,770.23         3.72       575,225.74      639         82.62         8.156
600,001--650,000                      33        20,596,495.72         2.18       624,136.23      651         82.31         8.373
650,001--700,000                      26        17,479,120.39         1.85       672,273.86      651         81.39         7.739
700,001--750,000                      17        12,290,318.83         1.30       722,959.93      659         80.53         7.573
750,001--800,000                       5         3,906,002.93         0.41       781,200.59      625         80.29         7.493
800,001--850,000                       3         2,447,293.91         0.26       815,764.64      682         86.62         9.063
850,001--900,000                       1           882,000.00         0.09       882,000.00      645         90.00         8.250
950,001--1,000,000                     2         1,998,357.18         0.21       999,178.59      621         77.83         8.008
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,468      $943,090,875.57       100.00%     $211,076.74      623         80.82%        8.315%
=================================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                            WEIGHTED
                                                                                              WEIGHTED      AVERAGE      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE   ORIGINAL LOAN    AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT      -TO- VALUE      GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE        RATIO        COUPON
---------------------------------------------------------------------------------------------------------------------------------

121--180                              17      $  1,832,669.14         0.19%     $107,804.07      620         66.23%        8.334%
181--240                              10         1,357,010.77         0.14       135,701.08      643         72.60         8.081
241--300                               1            65,147.14         0.01        65,147.14      511         75.00        12.150
301--360                           4,440       939,836,048.52        99.65       211,674.79      623         80.86         8.315
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,468      $943,090,875.57       100.00%     $211,076.74      623         80.82%        8.315%
=================================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       33

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ORIGINAL TERM (MONTHS)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

121--180                             17     $  1,832,669.14        0.19%    $107,804.07     620      66.23%    8.334%
181--240                             10        1,357,010.77        0.14      135,701.08     643      72.60     8.081
241--300                              1           65,147.14        0.01       65,147.14     511      75.00    12.150
301--360                          4,440      939,836,048.52       99.65      211,674.79     623      80.86     8.315
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623      80.82%    8.315%
=====================================================================================================================

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATIO (%)                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.01--10.00                           2     $    154,228.47        0.02%    $ 77,114.24     556       9.03%   9.549%
10.01--15.00                          2          129,937.06        0.01       64,968.53     574      12.06    9.706
15.01--20.00                          2          109,938.15        0.01       54,969.08     543      17.69    8.900
20.01--25.00                          5          512,317.12        0.05      102,463.42     586      22.66    7.308
25.01--30.00                          9        1,128,639.80        0.12      125,404.42     619      27.54    8.124
30.01--35.00                          8        1,120,159.12        0.12      140,019.89     586      33.77    8.387
35.01--40.00                         16        2,023,325.07        0.21      126,457.82     569      37.86    8.182
40.01--45.00                         27        3,944,194.54        0.42      146,081.28     596      42.73    8.191
45.01--50.00                         31        6,848,648.61        0.73      220,924.15     618      48.33    7.980
50.01--55.00                         58       10,710,020.86        1.14      184,655.53     591      53.16    7.881
55.01--60.00                         96       18,351,679.00        1.95      191,163.32     595      58.26    7.725
60.01--65.00                        144       29,743,578.28        3.15      206,552.63     581      63.36    8.070
65.01--70.00                        169       36,062,147.11        3.82      213,385.49     593      68.54    8.048
70.01--75.00                        293       62,324,621.13        6.61      212,712.02     591      74.06    8.336
75.01--80.00                        544      117,272,782.88       12.43      215,574.97     597      79.24    8.195
80.01--85.00                        423       83,355,468.69        8.84      197,057.85     587      84.42    8.472
85.01--90.00                        775      171,653,741.84       18.20      221,488.70     622      89.57    8.668
90.01--95.00                        384       83,013,964.05        8.80      216,182.20     637      93.05    8.675
95.01--100.00                     1,480      314,631,483.79       33.36      212,588.84     656      81.10    8.141
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623      80.82%   8.315%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       34

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATIO (%)                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.01--10.00                           2     $    154,228.47        0.02%    $ 77,114.24     556       9.03%    9.549%
10.01--15.00                          2          129,937.06        0.01       64,968.53     574      12.06     9.706
15.01--20.00                          2          109,938.15        0.01       54,969.08     543      17.69     8.900
20.01--25.00                          5          512,317.12        0.05      102,463.42     586      22.66     7.308
25.01--30.00                         10        1,211,005.70        0.13      121,100.57     621      27.42     8.053
30.01--35.00                          9        1,278,006.79        0.14      142,000.75     587      33.62     8.475
35.01--40.00                         16        2,023,325.07        0.21      126,457.82     569      37.86     8.182
40.01--45.00                         25        3,703,980.97        0.39      148,159.24     595      43.54     8.177
45.01--50.00                         32        6,960,428.60        0.74      217,513.39     618      48.35     7.960
50.01--55.00                         58       10,710,020.86        1.14      184,655.53     591      53.16     7.881
55.01--60.00                         97       18,439,624.17        1.96      190,099.22     595      58.27     7.728
60.01--65.00                        145       30,037,737.98        3.19      207,156.81     582      63.40     8.066
65.01--70.00                        173       37,220,391.17        3.95      215,146.77     597      68.58     8.019
70.01--75.00                        308       64,360,004.44        6.82      208,961.05     591      74.08     8.340
75.01--80.00                      1,808      410,023,384.83       43.48      226,782.85     640      79.78     8.039
80.01--85.00                        480       91,969,130.20        9.75      191,602.35     588      84.45     8.519
85.01--90.00                        832      180,009,177.26       19.09      216,357.18     620      89.72     8.703
90.01--95.00                        299       70,280,265.81        7.45      235,051.06     643      94.74     8.673
95.01--100.00                       165       13,957,970.92        1.48       84,593.76     667      99.92    10.832
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623      80.82%    8.315%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       35

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
STATE                             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

CA                                  945     $320,376,813.79       33.97%    $339,023.08     635      80.10%   8.108%
FL                                  553       99,831,555.66       10.59      180,527.23     618      80.49    8.523
NY                                  199       60,881,046.72        6.46      305,934.91     628      78.76    8.149
TX                                  338       41,006,496.86        4.35      121,321.00     611      80.27    8.498
MA                                  137       34,418,666.17        3.65      251,231.14     622      78.76    8.314
NJ                                  140       34,032,529.54        3.61      243,089.50     612      81.14    8.483
AZ                                  158       32,706,966.50        3.47      207,006.12     624      79.84    8.237
MD                                  135       32,051,624.58        3.40      237,419.44     606      81.32    8.408
IL                                  134       25,038,877.37        2.65      186,857.29     612      82.25    8.253
WA                                   84       18,998,259.83        2.01      226,169.76     626      79.94    8.124
PA                                  132       17,557,157.82        1.86      133,008.77     613      83.06    8.347
VA                                   81       17,208,544.43        1.82      212,451.17     594      79.52    8.302
NV                                   66       16,902,676.26        1.79      256,101.16     631      80.51    8.162
GA                                  112       16,744,089.06        1.78      149,500.80     620      84.58    8.667
MI                                  124       14,040,558.55        1.49      113,230.31     609      82.67    8.606
HI                                   34       11,834,261.74        1.25      348,066.52     671      81.50    7.393
CT                                   54       10,982,490.91        1.16      203,379.46     603      81.79    8.486
OH                                  114       10,560,062.51        1.12       92,632.13     604      84.36    8.886
Other                               928      127,918,197.27       13.56      137,842.88     610      83.23    8.650
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623      80.82%   8.315%
=====================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
OCCUPANCY                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Investment Property                 348     $ 63,240,237.98        6.71%    $181,724.82     656      86.17%   9.383%
Primary Residence                 4,003      856,380,815.43       90.81      213,934.75     619      80.35    8.227
Second Home                         117       23,469,822.16        2.49      200,596.77     670      83.25    8.647
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623      80.82%   8.315%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       36

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PROPERTY TYPE                     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

One Family                        3,335     $677,964,348.96       71.89%    $203,287.66     619     80.68%    8.311%
Pud-Detached                        441      105,846,202.26       11.22      240,014.06     631     81.32     8.161
2-4 Unit                            279       77,611,917.58        8.23      278,178.92     634     80.59     8.419
Condo                               303       59,818,701.53        6.34      197,421.46     633     81.67     8.500
Pud-Attached                        109       21,745,935.52        2.31      199,504.00     619     81.11     8.304
Modular Home                          1          103,769.72        0.01      103,769.72     590     80.00     9.000
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623     80.82%    8.315%
=====================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN PURPOSE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Cash Out                          2,092     $456,647,624.97       48.42%    $218,282.80     599     78.57%    8.272%
Purchase                          2,017      407,823,744.39       43.24      202,193.23     650     83.10     8.413
Rate/Term                           359       78,619,506.21        8.34      218,995.84     618     82.06     8.060
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623     80.82%    8.315%
=====================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
DOCUMENTATION TYPE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Full Documentation                2,622     $490,182,731.51       51.98%    $186,949.94     607     80.73%    7.963%
Limited Documentation                59       15,785,645.72        1.67      267,553.32     618     80.53     7.950
Stated Documentation              1,787      437,122,498.34       46.35      244,612.48     641     80.92     8.723
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623     80.82%    8.315%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       37

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
CREDIT SCORE RANGE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

476--500                              4     $    433,706.10        0.05%    $108,426.53     500     72.57%    9.818%
501--525                            234       33,935,879.02        3.60      145,025.12     513     73.97     9.329
526--550                            431       72,332,604.00        7.67      167,825.07     538     75.93     8.846
551--575                            505       93,449,984.60        9.91      185,049.47     563     78.74     8.694
576--600                            605      134,762,226.07       14.29      222,747.48     589     80.84     8.366
601--625                            781      161,249,326.79       17.10      206,465.21     613     82.05     8.129
626--650                            753      161,379,306.10       17.11      214,315.15     638     82.25     8.190
651--675                            547      130,039,800.87       13.79      237,732.73     662     81.84     8.123
676--700                            296       76,377,380.53        8.10      258,031.69     686     82.05     7.918
701--725                            131       31,969,847.37        3.39      244,044.64     713     82.75     8.140
726--750                             89       23,304,224.97        2.47      261,845.22     738     81.96     8.216
751--775                             50       12,426,661.87        1.32      248,533.24     762     83.82     8.515
776--800                             35        9,709,791.44        1.03      277,422.61     785     80.82     7.974
801--825                              7        1,720,135.84        0.18      245,733.69     811     78.22     7.481
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623     80.82%    8.315%
=====================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
(MONTHS)                          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

0                                 1,357     $291,366,285.87       30.89%    $214,713.55     624     81.11%    8.754%
12                                  191       57,260,972.84        6.07      299,795.67     627     80.05     8.279
24                                2,483      515,607,454.65       54.67      207,655.04     620     81.04     8.130
36                                  437       78,856,162.21        8.36      180,448.88     628     78.82     7.931
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623     80.82%    8.315%
=====================================================================================================================

                            DISTRIBUTION BY LIEN TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LIEN TYPE                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

First Lien                        4,324     $933,557,823.54       98.99%    $215,901.44     622     80.62%     8.283%
Second Lien                         144        9,533,052.03        1.01       66,201.75     664     99.94     11.463
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,468     $943,090,875.57      100.00%    $211,076.74     623     80.82%     8.315%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       38

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $833,693,124.01
NUMBER OF MORTGAGE LOANS:                                                 3,765
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    221,432.44
WEIGHTED AVERAGE GROSS COUPON:                                            8.314%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     622
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.94%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   87.85%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      24
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.207%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                      15.70%
SILENT SECONDS:                                                           35.81%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       39

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PRODUCT TYPE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

2/1 ARM                           1,507     $246,471,399.99       29.56%    $163,551.03     609      81.24%    8.624%
2/1 ARM 5Y-IO                       366      120,953,968.15       14.51      330,475.32     650      81.79     7.882
3/1 ARM                              46        7,366,790.14        0.88      160,147.61     615      76.73     8.247
3/1 ARM 5Y-IO                        29        9,947,384.28        1.19      343,013.25     666      81.23     7.557
40/30 2/1 ARM                     1,786      442,428,561.08       53.07      247,720.36     622      80.64     8.279
40/30 3/1 ARM                        31        6,525,020.37        0.78      210,484.53     630      78.36     8.233
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%    8.314%
=====================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
CURRENT GROSS                    MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
MORTGAGE RATE (%)                 LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.500--5.999                         20     $  6,811,872.79        0.82%    $340,593.64     659      75.90%    5.799%
6.000--6.499                         42       13,145,334.50        1.58      312,984.15     655      77.31     6.305
6.500--6.999                        196       55,461,358.57        6.65      282,966.12     636      78.33     6.846
7.000--7.499                        393      103,280,381.64       12.39      262,799.95     642      79.67     7.265
7.500--7.999                        772      189,357,582.25       22.71      245,281.84     630      79.55     7.774
8.000--8.499                        561      125,316,223.24       15.03      223,380.08     625      79.81     8.252
8.500--8.999                        686      143,853,704.65       17.25      209,699.28     615      81.75     8.751
9.000--9.499                        399       78,286,023.83        9.39      196,205.57     607      82.91     9.241
9.500--9.999                        399       69,413,514.04        8.33      173,968.71     599      84.59     9.751
10.000--10.499                      159       27,946,175.52        3.35      175,762.11     600      86.84    10.238
10.500--10.999                       88       13,435,971.48        1.61      152,681.49     599      85.85    10.733
11.000--11.499                       36        5,857,825.52        0.70      162,717.38     577      83.01    11.198
11.500--11.999                       11        1,288,983.14        0.15      117,180.29     570      79.18    11.773
12.000--12.499                        2          188,196.49        0.02       94,098.25     588      77.14    12.076
12.500--12.999                        1           49,976.35        0.01       49,976.35     502      64.94    12.900
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%    8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       40

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL MORTGAGE                MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN BALANCE ($)                  LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1--50,000                            12     $    589,935.70        0.07%    $ 49,161.31     577      62.54%    9.906%
50,001--100,000                     720       55,095,638.95        6.61       76,521.72     599      81.37     8.991
100,001--150,000                    725       90,217,346.96       10.82      124,437.72     605      80.03     8.559
150,001--200,000                    583      101,925,143.83       12.23      174,828.72     612      79.79     8.489
200,001--250,000                    476      106,335,589.06       12.75      223,394.09     618      80.45     8.263
250,001--300,000                    365       99,722,124.67       11.96      273,211.30     620      80.72     8.232
300,001--350,000                    255       82,859,327.48        9.94      324,938.54     626      80.51     8.263
350,001--400,000                    195       72,953,451.83        8.75      374,120.27     630      81.43     8.087
400,001--450,000                    141       60,212,160.46        7.22      427,036.60     637      81.72     8.050
450,001--500,000                    104       49,401,540.85        5.93      475,014.82     628      82.05     8.187
500,001--550,000                     58       30,399,488.48        3.65      524,129.11     641      82.43     8.138
550,001--600,000                     55       31,642,702.26        3.80      575,321.86     637      82.58     8.220
600,001--650,000                     28       17,480,652.01        2.10      624,309.00     655      82.48     8.470
650,001--700,000                     22       14,765,419.05        1.77      671,155.41     657      83.42     7.836
700,001--750,000                     15       10,858,948.40        1.30      723,929.89     663      79.61     7.717
750,001--800,000                      5        3,906,002.93        0.47      781,200.59     625      80.29     7.493
800,001--850,000                      3        2,447,293.91        0.29      815,764.64     682      86.62     9.063
850,001--900,000                      1          882,000.00        0.11      882,000.00     645      90.00     8.250
950,001--1,000,000                    2        1,998,357.18        0.24      999,178.59     621      77.83     8.008
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%    8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       41

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
CURRENT UNPAID                   MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PRINCIPAL BALANCE ($)             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1--50,000                            12     $    589,935.70        0.07%    $ 49,161.31     577      62.54%    9.906%
50,001--100,000                     720       55,095,638.95        6.61       76,521.72     599      81.37     8.991
100,001--150,000                    725       90,217,346.96       10.82      124,437.72     605      80.03     8.559
150,001--200,000                    583      101,925,143.83       12.23      174,828.72     612      79.79     8.489
200,001--250,000                    477      106,579,939.68       12.78      223,438.03     618      80.43     8.262
250,001--300,000                    364       99,477,774.05       11.93      273,290.59     619      80.74     8.232
300,001--350,000                    255       82,859,327.48        9.94      324,938.54     626      80.51     8.263
350,001--400,000                    195       72,953,451.83        8.75      374,120.27     630      81.43     8.087
400,001--450,000                    141       60,212,160.46        7.22      427,036.60     637      81.72     8.050
450,001--500,000                    104       49,401,540.85        5.93      475,014.82     628      82.05     8.187
500,001--550,000                     58       30,399,488.48        3.65      524,129.11     641      82.43     8.138
550,001--600,000                     55       31,642,702.26        3.80      575,321.86     637      82.58     8.220
600,001--650,000                     28       17,480,652.01        2.10      624,309.00     655      82.48     8.470
650,001--700,000                     22       14,765,419.05        1.77      671,155.41     657      83.42     7.836
700,001--750,000                     15       10,858,948.40        1.30      723,929.89     663      79.61     7.717
750,001--800,000                      5        3,906,002.93        0.47      781,200.59     625      80.29     7.493
800,001--850,000                      3        2,447,293.91        0.29      815,764.64     682      86.62     9.063
850,001--900,000                      1          882,000.00        0.11      882,000.00     645      90.00     8.250
950,001--1,000,000                    2        1,998,357.18        0.24      999,178.59     621      77.83     8.008
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%    8.314%
=====================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

301--360                          3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%    8.314%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%    8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       42

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

---------------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ORIGINAL TERM (MONTHS)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

301--360                          3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                                                                            WEIGHTED  ORIGINAL  WEIGHTED
                                   NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                    MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
COMBINED LOAN-TO-VALUE RATIO (%)     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------------------------------------------------------------------------------------------------------------

10.01--15.00                             1     $     49,969.32        0.01%    $ 49,969.32     564     14.29%    8.475%
15.01--20.00                             1           49,972.41        0.01       49,972.41     556     17.42     8.990
20.01--25.00                             3          244,730.94        0.03       81,576.98     577     23.46     7.780
25.01--30.00                             6          779,185.84        0.09      129,864.31     613     27.94     8.285
30.01--35.00                             3          522,147.24        0.06      174,049.08     587     33.73     9.119
35.01--40.00                            13        1,649,772.96        0.20      126,905.61     558     37.97     8.293
40.01--45.00                            18        2,967,929.49        0.36      164,884.97     589     43.17     8.268
45.01--50.00                            25        5,807,485.48        0.70      232,299.42     614     48.42     8.159
50.01--55.00                            43        7,946,065.74        0.95      184,792.23     584     53.32     7.948
55.01--60.00                            73       14,124,686.18        1.69      193,488.85     588     58.16     7.859
60.01--65.00                           111       24,568,045.40        2.95      221,333.74     575     63.40     8.106
65.01--70.00                           138       30,689,022.69        3.68      222,384.22     590     68.63     8.135
70.01--75.00                           243       54,166,360.14        6.50      222,906.83     589     74.09     8.345
75.01--80.00                           448      100,890,811.67       12.10      225,202.70     595     79.23     8.239
80.01--85.00                           362       73,172,008.67        8.78      202,132.62     587     84.41     8.527
85.01--90.00                           698      155,126,898.10       18.61      222,244.84     620     89.58     8.735
90.01--95.00                           333       73,220,425.17        8.78      219,881.16     638     92.97     8.719
95.01--100.00                        1,246      287,717,606.57       34.51      230,913.01     656     80.51     8.024
------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
========================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       43

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                                                                            WEIGHTED  ORIGINAL  WEIGHTED
                                   NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                    MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------------------------------------------------------------------------------------------------------------

10.01--15.00                             1     $     49,969.32        0.01%    $ 49,969.32     564     14.29%    8.475%
15.01--20.00                             1           49,972.41        0.01       49,972.41     556     17.42     8.990
20.01--25.00                             3          244,730.94        0.03       81,576.98     577     23.46     7.780
25.01--30.00                             6          779,185.84        0.09      129,864.31     613     27.94     8.285
30.01--35.00                             4          679,994.91        0.08      169,998.73     589     33.46     9.115
35.01--40.00                            13        1,649,772.96        0.20      126,905.61     558     37.97     8.293
40.01--45.00                            17        2,810,081.82        0.34      165,298.93     589     43.77     8.222
45.01--50.00                            25        5,807,485.48        0.70      232,299.42     614     48.42     8.159
50.01--55.00                            43        7,946,065.74        0.95      184,792.23     584     53.32     7.948
55.01--60.00                            73       14,124,686.18        1.69      193,488.85     588     58.16     7.859
60.01--65.00                           113       24,973,985.09        3.00      221,008.72     577     63.40     8.095
65.01--70.00                           141       31,789,902.41        3.81      225,460.30     596     68.68     8.092
70.01--75.00                           258       56,201,743.45        6.74      217,836.21     590     74.11     8.349
75.01--80.00                         1,624      377,083,284.22       45.23      232,194.14     641     79.79     8.036
80.01--85.00                           412       80,848,937.20        9.70      196,235.28     588     84.47     8.578
85.01--90.00                           752      163,166,689.12       19.57      216,976.98     618     89.74     8.771
90.01--95.00                           256       61,497,197.29        7.38      240,223.43     644     94.76     8.719
95.01--100.00                           23        3,989,439.63        0.48      173,453.90     672     99.74     9.601
------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
========================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       44

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                              DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                                                                            WEIGHTED  ORIGINAL  WEIGHTED
                                   NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                    MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
STATE                                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------------------------------------------------------------------------------------------------------------

CA                                     833     $295,903,878.15       35.49%    $355,226.74     634     80.02%    8.094%
FL                                     462       85,798,406.22       10.29      185,710.84     620     81.04     8.564
NY                                     158       48,764,081.50        5.85      308,633.43     627     78.94     8.202
AZ                                     147       30,950,286.93        3.71      210,546.17     625     79.75     8.236
NJ                                     122       30,637,965.75        3.67      251,130.87     610     81.41     8.495
MA                                     115       29,477,939.02        3.54      256,329.90     619     78.98     8.312
MD                                     113       28,979,797.31        3.48      256,458.38     606     81.03     8.362
TX                                     223       27,543,824.45        3.30      123,514.91     612     80.96     8.603
IL                                     114       22,394,584.39        2.69      196,443.72     613     82.28     8.208
WA                                      76       18,016,226.20        2.16      237,055.61     627     80.16     8.095
PA                                     114       15,290,964.39        1.83      134,131.27     615     83.06     8.349
NV                                      54       15,120,394.14        1.81      280,007.30     630     80.32     8.093
VA                                      69       15,047,527.88        1.80      218,080.11     590     80.84     8.350
GA                                      91       14,179,472.45        1.70      155,818.38     622     84.73     8.608
MI                                     113       12,883,306.82        1.55      114,011.56     610     82.48     8.629
CT                                      49       10,201,427.72        1.22      208,192.40     607     81.99     8.464
HI                                      24       10,055,556.56        1.21      418,981.52     674     82.07     7.351
CO                                      54        9,559,134.69        1.15      177,021.01     626     83.48     8.204
Other                                  834      112,888,349.44       13.54      135,357.73     607     83.44     8.727
------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
========================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                                                                            WEIGHTED  ORIGINAL  WEIGHTED
                                   NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                    MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
OCCUPANCY                            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------------------------------------------------------------------------------------------------------------

Investment Property                    308     $ 57,600,806.45        6.91%    $187,015.61     656     86.23%    9.435%
Primary Residence                    3,362      754,699,670.50       90.52      224,479.38     619     80.47     8.221
Second Home                             95       21,392,647.06        2.57      225,185.76     671     83.20     8.581
------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
========================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       45

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PROPERTY TYPE                     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

One Family                        2,802     $599,254,225.35       71.88%    $213,866.60     619     80.83%    8.307%
Pud-Detached                        368       93,541,535.64       11.22      254,188.96     631     81.61     8.162
2-4 Unit                            238       67,532,419.92        8.10      283,749.66     632     80.47     8.469
Condo                               263       54,041,025.75        6.48      205,479.19     633     81.70     8.482
Pud-Attached                         94       19,323,917.35        2.32      205,573.59     619     80.49     8.273
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN PURPOSE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Purchase                          1,760     $376,959,122.16       45.22%    $214,181.32     649     82.76%    8.342%
Cash Out                          1,710      389,126,358.09       46.68      227,559.27     598     78.97     8.320
Rate/Term                           295       67,607,643.76        8.11      229,178.45     617     82.13     8.126
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
DOCUMENTATION TYPE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Full Documentation                2,138     $414,854,997.12       49.76%    $194,038.82     605     80.95%    7.954%
Limited Documentation                53       15,035,510.69        1.80      283,688.88     618     80.56     7.941
Stated Documentation              1,574      403,802,616.20       48.44      256,545.50     640     80.95     8.698
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       46

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
CREDIT SCORE RANGE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

476--500                              4     $    433,706.10        0.05%    $108,426.53     500     72.57%    9.818%
501--525                            195       29,913,305.09        3.59      153,401.56     514     74.24     9.309
526--550                            356       62,973,288.38        7.55      176,891.26     539     76.22     8.847
551--575                            455       85,325,751.47       10.23      187,529.12     563     78.98     8.739
576--600                            536      122,376,142.93       14.68      228,313.70     588     81.39     8.399
601--625                            640      137,382,789.03       16.48      214,660.61     613     82.20     8.109
626--650                            627      142,821,320.98       17.13      227,785.20     638     82.23     8.178
651--675                            463      118,696,804.29       14.24      256,364.59     662     81.65     8.089
676--700                            235       64,440,272.90        7.73      274,213.93     686     82.11     7.934
701--725                            104       26,433,990.74        3.17      254,172.99     713     82.70     8.146
726--750                             70       20,451,830.36        2.45      292,169.01     738     81.97     8.156
751--775                             44       11,822,192.18        1.42      268,686.19     762     83.59     8.416
776--800                             30        9,036,363.24        1.08      301,212.11     784     80.73     7.889
801--825                              6        1,585,366.32        0.19      264,227.72     810     81.20     7.537
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
PREPAYMENT                       MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PENALTY TERMS (MONTHS)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

 0                                1,156     $267,814,124.30       32.12%    $231,673.12     625     81.20%    8.726%
12                                  146       43,795,694.87        5.25      299,970.51     628     80.64     8.382
24                                2,408      508,961,281.03       61.05      211,362.66     620     80.88     8.106
36                                   55       13,122,023.81        1.57      238,582.25     646     79.23     7.784
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
INITIAL CAP (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1.000                                 1     $     95,000.00        0.01%    $ 95,000.00     802     100.00%   7.350%
1.500                             3,764      833,598,124.01       99.99      221,466.03     622      80.94    8.315
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%   8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       47

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PERIODIC CAP (%)                  LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1.00                                  1     $     95,000.00        0.01%    $ 95,000.00     802     100.00%   7.350%
1.50                              3,764      833,598,124.01       99.99      221,466.03     622      80.94    8.315
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622      80.94%   8.314%
=====================================================================================================================

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ARM MARGIN (%)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.000--5.999                        586     $137,465,866.87       16.49%    $234,583.39     619     80.56%    8.165%
6.000--6.999                      3,058      674,215,501.34       80.87      220,475.97     625     81.33     8.316
7.000--7.999                        121       22,011,755.80        2.64      181,915.34     568     71.48     9.197
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

12.000--12.999                       20     $  6,811,872.79        0.82%    $340,593.64     659     75.90%     5.799%
13.000--13.999                      239       68,701,693.07        8.24      287,454.78     639     78.17      6.743
14.000--14.999                    1,164      292,542,963.89       35.09      251,325.57     634     79.58      7.594
15.000--15.999                    1,247      269,169,927.89       32.29      215,853.99     619     80.85      8.519
16.000--16.999                      798      147,699,537.87       17.72      185,087.14     603     83.70      9.481
17.000--17.999                      247       41,382,147.00        4.96      167,539.06     600     86.52     10.398
18.000--18.999                       47        7,146,808.66        0.86      152,059.76     576     82.32     11.302
19.000 >=                             3          238,172.84        0.03       79,390.95     570     74.58     12.249
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%     8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       48

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
MINIMUM MORTGAGE RATE (%)         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.000--5.999                          5     $  1,721,636.61        0.21%    $344,327.32     684     75.03%     5.681%
6.000--6.999                        250       72,874,092.63        8.74      291,496.37     640     78.05      6.681
7.000--7.999                      1,168      293,460,800.51       35.20      251,250.69     634     79.57      7.591
8.000--8.999                      1,247      269,169,927.89       32.29      215,853.99     619     80.85      8.519
9.000--9.999                        798      147,699,537.87       17.72      185,087.14     603     83.70      9.481
10.000--10.999                      247       41,382,147.00        4.96      167,539.06     600     86.52     10.398
11.000--11.999                       47        7,146,808.66        0.86      152,059.76     576     82.32     11.302
12.000 >=                             3          238,172.84        0.03       79,390.95     570     74.58     12.249
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%     8.314%
=====================================================================================================================

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
INITIAL                          MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
INTEREST RATE ADJUSTMENT DATE     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

2007-12-01                            1     $    542,552.87        0.07%    $542,552.87     564     73.00%    7.600%
2008-01-01                            8        1,991,038.02        0.24      248,879.75     627     86.43     8.812
2008-02-01                           64       15,252,511.53        1.83      238,320.49     610     83.63     8.550
2008-03-01                          211       51,345,744.15        6.16      243,344.76     629     81.89     8.336
2008-04-01                        1,872      413,397,507.37       49.59      220,832.00     621     81.17     8.294
2008-05-01                        1,503      327,324,575.28       39.26      217,780.82     622     80.50     8.350
2008-12-01                            2          424,147.58        0.05      212,073.79     628     81.19     7.945
2009-01-01                            1           69,156.42        0.01       69,156.42     623     95.00     8.975
2009-02-01                            2          447,107.30        0.05      223,553.65     664     80.00     9.624
2009-03-01                            7          912,092.75        0.11      130,298.96     625     83.82     8.918
2009-04-01                           46       11,777,085.67        1.41      256,023.60     640     79.36     7.726
2009-05-01                           48       10,209,605.07        1.22      212,700.11     641     78.04     8.054
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

                            DISTRIBUTION BY LIEN TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LIEN TYPE                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

First Lien                        3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,765     $833,693,124.01      100.00%    $221,432.44     622     80.94%    8.314%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       49

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINICPAL BALANCE:                       $109,397,751.56
NUMBER OF MORTGAGE LOANS:                                      703
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $    155,615.58
WEIGHTED AVERAGE GROSS COUPON:                               8.321%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                        624
WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                      79.87%
WEIGHTED AVERAGE COMBINED LTV RATIO(1):                      83.08%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               354
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS) :                      355

(1)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       50

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PRODUCT TYPE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

40/30 Fixed                        111      $ 28,693,714.84       26.23%    $258,501.94     628     82.31%    8.011%
Fixed                              592        80,704,036.72       73.77      136,324.39     623     79.00     8.431
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
CURRENT GROSS MORTGAGE RATE (%)   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

6.000--6.499                        19      $  4,958,228.85        4.53%    $260,959.41     679      72.19%    6.299%
6.500--6.999                        37         9,571,522.77        8.75      258,689.80     641      68.37     6.799
7.000--7.499                        74        16,156,360.61       14.77      218,329.20     630      76.15     7.268
7.500--7.999                       126        25,229,207.21       23.06      200,231.80     626      79.74     7.759
8.000--8.499                        81        16,397,154.01       14.99      202,434.00     618      82.14     8.223
8.500--8.999                        86        12,210,647.10       11.16      141,984.27     608      78.15     8.721
9.000--9.499                        47         5,863,995.20        5.36      124,765.86     592      82.30     9.237
9.500--9.999                        49         5,189,586.84        4.74      105,909.94     572      78.82     9.708
10.000--10.499                      17         2,068,508.40        1.89      121,676.96     574      76.33    10.263
10.500--10.999                      63         4,940,966.00        4.52       78,428.03     651      94.05    10.806
11.000--11.499                      29         2,208,326.33        2.02       76,149.18     669      98.52    11.233
11.500--11.999                      42         2,582,753.06        2.36       61,494.12     625      96.80    11.759
12.000--12.499                      22         1,324,628.59        1.21       60,210.39     661      98.67    12.209
12.500--12.999                       6           460,176.71        0.42       76,696.12     649     100.00    12.575
13.000--13.499                       3           165,509.64        0.15       55,169.88     640     100.00    13.179
13.500--13.999                       2            70,180.24        0.06       35,090.12     621     100.00    13.641
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624      79.87%    8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       51

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL MORTGAGE                MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN BALANCE ($)                  LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1--50,000                           64      $  2,259,939.09        2.07%    $ 35,311.55     639     93.59%    11.144%
50,001--100,000                    253        18,824,410.31       17.21       74,404.78     614     80.77      9.441
100,001--150,000                   142        17,669,936.47       16.15      124,436.17     618     79.37      8.693
150,001--200,000                    71        12,393,515.93       11.33      174,556.56     616     79.04      8.229
200,001--250,000                    54        12,062,174.47       11.03      223,373.60     608     75.32      7.939
250,001--300,000                    36         9,897,707.16        9.05      274,936.31     616     76.01      7.849
300,001--350,000                    25         8,102,068.92        7.41      324,082.76     651     82.56      7.903
350,001--400,000                    17         6,413,383.69        5.86      377,257.86     627     75.38      7.439
400,001--450,000                    14         6,030,092.11        5.51      430,720.87     662     84.66      7.927
450,001--500,000                     4         1,913,583.78        1.75      478,395.95     629     87.82      7.651
500,001--550,000                     6         3,123,956.18        2.86      520,659.36     653     88.36      7.935
550,001--600,000                     6         3,446,067.97        3.15      574,344.66     657     82.94      7.573
600,001--650,000                     5         3,115,843.71        2.85      623,168.74     627     81.37      7.831
650,001--700,000                     4         2,713,701.34        2.48      678,425.34     616     70.36      7.208
700,001--750,000                     2         1,431,370.43        1.31      715,685.22     623     87.51      6.487
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
BALANCE ($)                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1--50,000                           65      $  2,309,925.66        2.11%    $ 35,537.32     637     93.18%    11.135%
50,001--100,000                    253        18,873,795.54       17.25       74,599.98     615     80.73      9.421
100,001--150,000                   141        17,570,564.67       16.06      124,613.93     617     79.43      8.707
150,001--200,000                    71        12,393,515.93       11.33      174,556.56     616     79.04      8.229
200,001--250,000                    54        12,062,174.47       11.03      223,373.60     608     75.32      7.939
250,001--300,000                    36         9,897,707.16        9.05      274,936.31     616     76.01      7.849
300,001--350,000                    26         8,451,610.95        7.73      325,061.96     650     81.93      7.873
350,001--400,000                    16         6,063,841.66        5.54      378,990.10     628     75.85      7.454
400,001--450,000                    14         6,030,092.11        5.51      430,720.87     662     84.66      7.927
450,001--500,000                     4         1,913,583.78        1.75      478,395.95     629     87.82      7.651
500,001--550,000                     6         3,123,956.18        2.86      520,659.36     653     88.36      7.935
550,001--600,000                     6         3,446,067.97        3.15      574,344.66     657     82.94      7.573
600,001--650,000                     5         3,115,843.71        2.85      623,168.74     627     81.37      7.831
650,001--700,000                     4         2,713,701.34        2.48      678,425.34     616     70.36      7.208
700,001--750,000                     2         1,431,370.43        1.31      715,685.22     623     87.51      6.487
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       52

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

121--180                            17      $  1,832,669.14        1.68%    $107,804.07     620     66.23%     8.334%
181--240                            10         1,357,010.77        1.24      135,701.08     643     72.60      8.081
241--300                             1            65,147.14        0.06       65,147.14     511     75.00     12.150
301--360                           675       106,142,924.51       97.02      157,248.78     624     80.20      8.321
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ORIGINAL TERM (MONTHS)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

121--180                            17      $  1,832,669.14        1.68%    $107,804.07     620     66.23%     8.334%
181--240                            10         1,357,010.77        1.24      135,701.08     643     72.60      8.081
241--300                             1            65,147.14        0.06       65,147.14     511     75.00     12.150
301--360                           675       106,142,924.51       97.02      157,248.78     624     80.20      8.321
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       53

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATIO (%)                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.01--10.00                          2      $    154,228.47        0.14%    $ 77,114.24     556      9.03%     9.549%
10.01--15.00                         1            79,967.74        0.07       79,967.74     580     10.67     10.475
15.01--20.00                         1            59,965.74        0.05       59,965.74     532     17.91      8.825
20.01--25.00                         2           267,586.18        0.24      133,793.09     595     21.92      6.877
25.01--30.00                         3           349,453.96        0.32      116,484.65     631     26.66      7.766
30.01--35.00                         5           598,011.88        0.55      119,602.38     585     33.81      7.748
35.01--40.00                         3           373,552.11        0.34      124,517.37     617     37.41      7.688
40.01--45.00                         9           976,265.05        0.89      108,473.89     618     41.37      7.958
45.01--50.00                         6         1,041,163.13        0.95      173,527.19     639     47.85      6.983
50.01--55.00                        15         2,763,955.12        2.53      184,263.67     610     52.70      7.689
55.01--60.00                        23         4,226,992.82        3.86      183,782.30     618     58.61      7.278
60.01--65.00                        33         5,175,532.88        4.73      156,834.33     609     63.13      7.899
65.01--70.00                        31         5,373,124.42        4.91      173,326.59     607     67.97      7.547
70.01--75.00                        50         8,158,260.99        7.46      163,165.22     598     73.84      8.276
75.01--80.00                        96        16,381,971.21       14.97      170,645.53     605     79.31      7.924
80.01--85.00                        61        10,183,460.02        9.31      166,941.97     586     84.42      8.074
85.01--90.00                        77        16,526,843.74       15.11      214,634.33     637     89.49      8.038
90.01--95.00                        51         9,793,538.88        8.95      192,030.17     631     93.57      8.350
95.01--100.00                      234        26,913,877.22       24.60      115,016.57     659     87.40      9.389
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

  The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       54

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATIO (%)                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.01--10.00                          2      $    154,228.47        0.14%    $ 77,114.24     556      9.03%     9.549%
10.01--15.00                         1            79,967.74        0.07       79,967.74     580     10.67     10.475
15.01--20.00                         1            59,965.74        0.05       59,965.74     532     17.91      8.825
20.01--25.00                         2           267,586.18        0.24      133,793.09     595     21.92      6.877
25.01--30.00                         4           431,819.86        0.39      107,954.97     634     26.49      7.634
30.01--35.00                         5           598,011.88        0.55      119,602.38     585     33.81      7.748
35.01--40.00                         3           373,552.11        0.34      124,517.37     617     37.41      7.688
40.01--45.00                         8           893,899.15        0.82      111,737.39     615     42.80      8.039
45.01--50.00                         7         1,152,943.12        1.05      164,706.16     642     48.04      6.960
50.01--55.00                        15         2,763,955.12        2.53      184,263.67     610     52.70      7.689
55.01--60.00                        24         4,314,937.99        3.94      179,789.08     618     58.63      7.301
60.01--65.00                        32         5,063,752.89        4.63      158,242.28     607     63.43      7.924
65.01--70.00                        32         5,430,488.76        4.96      169,702.77     606     67.99      7.590
70.01--75.00                        50         8,158,260.99        7.46      163,165.22     598     73.84      8.276
75.01--80.00                       184        32,940,100.61       30.11      179,022.29     631     79.67      8.085
80.01--85.00                        68        11,120,193.00       10.16      163,532.25     588     84.32      8.087
85.01--90.00                        80        16,842,488.14       15.40      210,531.10     636     89.54      8.042
90.01--95.00                        43         8,783,068.52        8.03      204,257.41     634     94.60      8.352
95.01--100.00                      142         9,968,531.29        9.11       70,200.92     665     99.99     11.325
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       55

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
STATE                             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

CA                                 112      $ 24,472,935.64       22.37%    $218,508.35     649     81.12%    8.274%
FL                                  91        14,033,149.44       12.83      154,210.43     605     77.15     8.267
TX                                 115        13,462,672.41       12.31      117,066.72     611     78.85     8.283
NY                                  41        12,116,965.22       11.08      295,535.74     628     78.02     7.936
MA                                  22         4,940,727.15        4.52      224,578.51     638     77.45     8.327
NJ                                  18         3,394,563.79        3.10      188,586.88     629     78.76     8.373
MD                                  22         3,071,827.27        2.81      139,628.51     609     84.04     8.837
IL                                  20         2,644,292.98        2.42      132,214.65     608     82.01     8.631
GA                                  21         2,564,616.61        2.34      122,124.60     611     83.78     8.990
PA                                  18         2,266,193.43        2.07      125,899.64     598     83.09     8.332
VA                                  12         2,161,016.55        1.98      180,084.71     616     70.31     7.970
NV                                  12         1,782,282.12        1.63      148,523.51     633     82.08     8.750
HI                                  10         1,778,705.18        1.63      177,870.52     653     78.25     7.628
AZ                                  11         1,756,679.57        1.61      159,698.14     620     81.31     8.259
MN                                   9         1,421,687.18        1.30      157,965.24     647     75.56     7.992
OR                                  10         1,376,288.46        1.26      137,628.85     629     86.89     8.449
OH                                  16         1,311,611.58        1.20       81,975.72     627     83.21     8.221
TN                                  13         1,201,139.78        1.10       92,395.37     624     78.43     8.613
Other                              130        13,640,397.20       12.47      104,926.13     610     82.40     8.622
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

---------------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
OCCUPANCY                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Investment Property                 40      $  5,639,431.53        5.15%    $140,985.79     662     85.54%    8.846%
Primary Residence                  641       101,681,144.93       92.95      158,628.93     621     79.48     8.271
Second Home                         22         2,077,175.10        1.90       94,417.05     663     83.70     9.327
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       56

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PROPERTY TYPE                     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

One Family                         533      $ 78,710,123.61       71.95%    $147,673.78     621     79.50%    8.344%
Pud-Detached                        73        12,304,666.62       11.25      168,557.08     629     79.07     8.158
2-4 Unit                            41        10,079,497.66        9.21      245,841.41     644     81.41     8.082
Condo                               40         5,777,675.78        5.28      144,441.89     633     81.40     8.665
Pud-Attached                        15         2,422,018.17        2.21      161,467.88     615     86.00     8.547
Modular Home                         1           103,769.72        0.09      103,769.72     590     80.00     9.000
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN PURPOSE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Cash Out                           382      $ 67,521,266.88       61.72%    $176,757.24     610     76.25%    7.995%
Purchase                           257        30,864,622.23       28.21      120,095.81     655     87.15     9.272
Rate/Term                           64        11,011,862.45       10.07      172,060.35     626     81.64     7.653
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
DOCUMENTATION TYPE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Full Documentation                 484      $ 75,327,734.39       68.86%    $155,635.81     613     79.54%    8.011%
Limited Documentation                6           750,135.03        0.69      125,022.51     627     80.07     8.119
Stated Documentation               213        33,319,882.14       30.46      156,431.37     650     80.61     9.025
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       57

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-  AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
CREDIT SCORE RANGE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

501--525                            39      $  4,022,573.93        3.68%    $103,142.92     511     71.94%     9.478%
526--550                            75         9,359,315.62        8.56      124,790.87     538     74.04      8.842
551--575                            50         8,124,233.13        7.43      162,484.66     564     76.28      8.219
576--600                            69        12,386,083.14       11.32      179,508.45     589     75.39      8.042
601--625                           141        23,866,537.76       21.82      169,266.23     613     81.19      8.241
626--650                           126        18,557,985.12       16.96      147,285.60     639     82.43      8.282
651--675                            84        11,342,996.58       10.37      135,035.67     662     83.82      8.482
676--700                            61        11,937,107.63       10.91      195,690.29     686     81.77      7.832
701--725                            27         5,535,856.63        5.06      205,031.73     712     82.99      8.109
726--750                            19         2,852,394.61        2.61      150,126.03     739     81.91      8.641
751--775                             6           604,469.69        0.55      100,744.95     765     88.30     10.447
776--800                             5           673,428.20        0.62      134,685.64     788     82.06      9.112
801--825                             1           134,769.52        0.12      134,769.52     821     43.13      6.825
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-  AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
(MONTHS)                          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

 0                                 201      $ 23,552,161.57       21.53%    $117,174.93     617     80.12%    9.072%
12                                  45        13,465,277.97       12.31      299,228.40     624     78.15     7.943
24                                  75         6,646,173.62        6.08       88,615.65     654     93.66     9.990
36                                 382        65,734,138.40       60.09      172,078.90     624     78.74     7.960
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%    8.321%
=====================================================================================================================

                            DISTRIBUTION BY LIEN TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-  AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LIEN TYPE                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

First Lien                         559      $ 99,864,699.53       91.29%    $178,648.84     620     77.95%     8.021%
Second Lien                        144         9,533,052.03        8.71       66,201.75     664     99.94     11.463
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             703      $109,397,751.56      100.00%    $155,615.58     624     79.87%     8.321%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       58

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                               COLLATERAL SUMMARY

     Statistics for the Mortgage Loans listed below are based on the Cut-off
                            Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                       $130,901,352.43
NUMBER OF MORTGAGE LOANS:                                      395
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $    331,395.83
WEIGHTED AVERAGE GROSS COUPON:                               7.857%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                        651
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                      81.75%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                      93.16%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                       360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                         25
WEIGHTED AVERAGE GROSS MARGIN(1):                            6.135%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                        1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                       1.500%
INTEREST ONLY LOANS:                                        100.00%
SILENT SECONDS:                                              57.12%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

 The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       59

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-  AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PRODUCT TYPE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

2/1 ARM 5Y-IO                      366      $120,953,968.15       92.40%    $330,475.32     650     81.79%    7.882%
3/1 ARM 5Y-IO                       29         9,947,384.28        7.60      343,013.25     666     81.23     7.557
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-  AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATE (%)                          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.500--5.999                         1      $    515,087.99        0.39%    $515,087.99     639     81.76%     5.850%
6.000--6.499                         5         1,822,449.83        1.39      364,489.97     669     81.95      6.400
6.500--6.999                        14         5,627,363.00        4.30      401,954.50     649     79.23      6.881
7.000--7.499                       100        32,809,591.18       25.06      328,095.91     659     80.92      7.252
7.500--7.999                       140        45,916,382.76       35.08      327,974.16     649     81.34      7.734
8.000--8.499                        64        21,179,477.51       16.18      330,929.34     644     81.07      8.230
8.500--8.999                        40        13,380,749.76       10.22      334,518.74     648     84.16      8.715
9.000--9.499                        16         5,666,223.95        4.33      354,139.00     662     84.57      9.192
9.500--9.999                        12         3,076,287.45        2.35      256,357.29     655     86.89      9.647
10.000--10.499                       3           907,739.00        0.69      302,579.67     651     93.39     10.330
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%     7.857%
=====================================================================================================================

 The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       60

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL MORTGAGE                MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN BALANCE ($)                  LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

50,001--100,000                      9      $    690,054.38        0.53%    $ 76,672.71     650     85.94%    8.029%
100,001--150,000                    30         3,715,692.94        2.84      123,856.43     648     79.46     7.996
150,001--200,000                    44         7,753,507.15        5.92      176,216.07     635     81.51     8.184
200,001--250,000                    53        11,925,343.96        9.11      225,006.49     648     79.58     7.854
250,001--300,000                    58        15,976,973.84       12.21      275,465.07     642     81.32     7.921
300,001--350,000                    42        13,643,390.99       10.42      324,842.64     658     81.75     7.851
350,001--400,000                    43        16,085,151.95       12.29      374,073.30     651     81.51     7.570
400,001--450,000                    36        15,371,826.91       11.74      426,995.19     662     82.33     7.824
450,001--500,000                    23        10,987,144.95        8.39      477,701.95     650     85.36     7.852
500,001--550,000                    16         8,379,937.95        6.40      523,746.12     659     80.85     7.766
550,001--600,000                    20        11,468,427.49        8.76      573,421.37     652     83.34     7.740
600,001--650,000                     5         3,147,399.97        2.40      629,479.99     660     77.34     7.982
650,001--700,000                     6         4,058,999.99        3.10      676,500.00     655     81.66     7.910
700,001--750,000                     5         3,599,499.99        2.75      719,900.00     648     80.58     8.091
750,001--800,000                     2         1,595,999.97        1.22      797,999.99     634     70.99     7.245
800,001--850,000                     2         1,620,000.00        1.24      810,000.00     676     90.00     9.325
850,001--900,000                     1           882,000.00        0.67      882,000.00     645     90.00     8.250
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
CURRENT UNPAID                   MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PRINCIPAL BALANCE ($)             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

50,001--100,000                      9      $    690,054.38        0.53%    $ 76,672.71     650     85.94%    8.029%
100,001--150,000                    30         3,715,692.94        2.84      123,856.43     648     79.46     7.996
150,001--200,000                    44         7,753,507.15        5.92      176,216.07     635     81.51     8.184
200,001--250,000                    53        11,925,343.96        9.11      225,006.49     648     79.58     7.854
250,001--300,000                    58        15,976,973.84       12.21      275,465.07     642     81.32     7.921
300,001--350,000                    42        13,643,390.99       10.42      324,842.64     658     81.75     7.851
350,001--400,000                    43        16,085,151.95       12.29      374,073.30     651     81.51     7.570
400,001--450,000                    36        15,371,826.91       11.74      426,995.19     662     82.33     7.824
450,001--500,000                    23        10,987,144.95        8.39      477,701.95     650     85.36     7.852
500,001--550,000                    16         8,379,937.95        6.40      523,746.12     659     80.85     7.766
550,001--600,000                    20        11,468,427.49        8.76      573,421.37     652     83.34     7.740
600,001--650,000                     5         3,147,399.97        2.40      629,479.99     660     77.34     7.982
650,001--700,000                     6         4,058,999.99        3.10      676,500.00     655     81.66     7.910
700,001--750,000                     5         3,599,499.99        2.75      719,900.00     648     80.58     8.091
750,001--800,000                     2         1,595,999.97        1.22      797,999.99     634     70.99     7.245
800,001--850,000                     2         1,620,000.00        1.24      810,000.00     676     90.00     9.325
850,001--900,000                     1           882,000.00        0.67      882,000.00     645     90.00     8.250
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       61

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

301--360                           395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ORIGINAL TERM (MONTHS)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

301--360                           395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATIO (%)                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

35.01--40.00                         1      $    127,000.00        0.10%    $127,000.00     603     38.98%    6.935%
45.01--50.00                         2           759,999.98        0.58      379,999.99     679     48.42     7.660
50.01--55.00                         3           675,999.99        0.52      225,333.33     625     53.41     7.524
55.01--60.00                         4         1,096,000.00        0.84      274,000.00     657     58.37     7.557
60.01--65.00                         2           999,999.98        0.76      499,999.99     598     62.52     7.375
65.01--70.00                         9         2,683,057.33        2.05      298,117.48     626     69.28     7.793
70.01--75.00                        10         3,060,699.98        2.34      306,070.00     645     73.85     7.404
75.01--80.00                        28         9,445,728.40        7.22      337,347.44     632     79.01     7.768
80.01--85.00                        24         8,099,128.89        6.19      337,463.70     632     84.10     7.530
85.01--90.00                        40        16,906,149.24       12.92      422,653.73     637     89.72     8.198
90.01--95.00                        43        13,068,614.16        9.98      303,921.26     641     93.75     8.061
95.01--100.00                      229        73,978,974.48       56.52      323,052.29     663     79.96     7.829
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       62

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATIO (%)                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

35.01--40.00                         1      $    127,000.00        0.10%    $127,000.00     603      38.98%   6.935%
45.01--50.00                         2           759,999.98        0.58      379,999.99     679      48.42    7.660
50.01--55.00                         3           675,999.99        0.52      225,333.33     625      53.41    7.524
55.01--60.00                         4         1,096,000.00        0.84      274,000.00     657      58.37    7.557
60.01--65.00                         3         1,359,999.98        1.04      453,333.33     623      62.63    7.375
65.01--70.00                         9         2,683,057.33        2.05      298,117.48     626      69.28    7.793
70.01--75.00                        10         3,060,699.98        2.34      306,070.00     645      73.85    7.404
75.01--80.00                       256        83,616,452.89       63.88      326,626.77     659      79.88    7.823
80.01--85.00                        24         8,099,128.89        6.19      337,463.70     632      84.10    7.530
85.01--90.00                        42        17,147,399.23       13.10      408,271.41     637      89.70    8.198
90.01--95.00                        40        12,180,614.16        9.31      304,515.35     639      94.75    8.082
95.01--100.00                        1            95,000.00        0.07       95,000.00     802     100.00    7.350
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651      81.75%   7.857%
=====================================================================================================================

                              DISTRIBUTION BY STATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
STATE                             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

CA                                 193      $ 78,105,998.42       59.67%    $404,694.29     655     81.34%    7.833%
FL                                  37         9,379,844.94        7.17      253,509.32     643     82.07     8.074
WA                                  21         6,021,274.94        4.60      286,727.38     649     81.56     7.967
AZ                                  18         4,859,751.28        3.71      269,986.18     639     84.28     8.048
NV                                  10         3,737,022.59        2.85      373,702.26     648     83.52     7.902
NY                                   8         3,095,191.86        2.36      386,898.98     655     78.43     7.611
MD                                   9         2,429,514.00        1.86      269,946.00     648     82.56     7.584
CO                                   8         1,987,174.36        1.52      248,396.80     675     81.02     7.884
NJ                                   6         1,858,510.95        1.42      309,751.83     664     80.36     7.729
MA                                   6         1,727,200.00        1.32      287,866.67     654     82.84     7.411
UT                                   8         1,649,330.00        1.26      206,166.25     642     83.74     8.130
VA                                   6         1,550,044.90        1.18      258,340.82     613     81.52     7.850
CT                                   4         1,406,169.89        1.07      351,542.47     660     84.66     7.665
MN                                   8         1,405,739.27        1.07      175,717.41     656     82.92     8.073
HI                                   4         1,372,115.99        1.05      343,029.00     687     81.05     7.115
MI                                   7         1,276,053.00        0.97      182,293.29     649     83.19     8.358
TN                                   5         1,122,720.00        0.86      224,544.00     643     80.00     8.219
GA                                   3         1,089,410.00        0.83      363,136.67     610     85.16     8.179
Other                               34         6,828,286.04        5.22      200,831.94     630     83.28     7.797
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       63

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
OCCUPANCY                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Investment Property                  1      $    208,639.00        0.16%    $208,639.00     723     95.00%    10.425%
Primary Residence                  380       126,904,268.46       96.95      333,958.60     651     81.74      7.840
Second Home                         14         3,788,444.97        2.89      270,603.21     651     81.24      8.298
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%     7.857%
=====================================================================================================================

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PROPERTY TYPE                     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

One Family                         280      $ 93,485,326.06       71.42%    $333,876.16     649     81.66%    7.852%
Pud-Detached                        45        15,263,366.92       11.66      339,185.93     650     83.26     7.844
Condo                               37        10,248,769.80        7.83      276,993.78     655     82.13     8.022
2-4 Unit                            24         9,086,575.67        6.94      378,607.32     668     80.04     7.803
Pud-Attached                         9         2,817,313.98        2.15      313,034.89     658     80.59     7.672
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN PURPOSE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Purchase                           228      $ 73,079,031.31       55.83%    $320,522.07     661     80.87%    7.858%
Cash Out                           129        43,963,950.50       33.59      340,805.82     636     83.63     7.882
Rate/Term                           38        13,858,370.62       10.59      364,693.96     646     80.42     7.769
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       64

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
DOCUMENTATION TYPE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Full Documentation                 229      $ 73,065,377.79       55.82%    $319,062.79     640     82.55%    7.594%
Limited Documentation               10         3,077,762.97        2.35      307,776.30     654     81.34     7.824
Stated Documentation               156        54,758,211.67       41.83      351,014.18     667     80.70     8.210
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
CREDIT SCORE RANGE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

576--600                            50      $ 16,432,725.57       12.55%    $328,654.51     591     82.73%    7.782%
601--625                            81        24,950,271.78       19.06      308,028.05     613     81.89     7.878
626--650                            94        27,122,941.19       20.72      288,541.93     637     82.70     7.944
651--675                            77        28,595,468.91       21.85      371,369.73     663     82.18     7.886
676--700                            46        17,749,357.89       13.56      385,855.61     686     79.18     7.742
701--725                            18         5,878,303.78        4.49      326,572.43     714     79.89     7.981
726--750                            15         5,662,403.35        4.33      377,493.56     737     81.95     7.905
751--775                             5         1,800,879.97        1.38      360,175.99     758     82.05     7.647
776--800                             6         2,094,799.99        1.60      349,133.33     782     80.00     7.466
801--825                             3           614,200.00        0.47      204,733.33     811     83.09     7.465
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
PREPAYMENT PENALTY               MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
TERMS (MONTHS)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

0                                   72      $ 24,835,762.04       18.97%    $344,941.14     654     80.61%    8.278%
12                                  26        10,603,360.80        8.10      407,821.57     656     80.62     7.991
24                                 277        88,206,045.30       67.38      318,433.38     648     82.23     7.755
36                                  20         7,256,184.29        5.54      362,809.21     674     81.55     7.463
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       65

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
INITIAL CAP (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1.000                                1      $     95,000.00        0.07%    $ 95,000.00     802     100.00%   7.350%
1.500                              394       130,806,352.43       99.93      331,995.82     651      81.74    7.857
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651      81.75%   7.857%
=====================================================================================================================

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PERIODIC CAP (%)                  LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1.000                                1      $     95,000.00        0.07%    $ 95,000.00     802     100.00%   7.350%
1.500                              394       130,806,352.43       99.93      331,995.82     651      81.74    7.857
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651      81.75%   7.857%
=====================================================================================================================

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ARM MARGIN (%)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.000--5.999                        69      $ 24,155,184.40       18.45%    $350,075.14     642     81.26%    7.775%
6.000--6.999                       326       106,746,168.03       81.55      327,442.23     653     81.86     7.876
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       66

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

12.000--12.999                       1      $    515,087.99        0.39%    $515,087.99     639     81.76%     5.850%
13.000--13.999                      20         7,544,812.83        5.76      377,240.64     655     80.15      6.771
14.000--14.999                     239        78,630,973.94       60.07      328,999.89     653     81.14      7.533
15.000--15.999                     104        34,560,227.27       26.40      332,309.88     645     82.27      8.418
16.000--16.999                      28         8,742,511.40        6.68      312,232.55     660     85.39      9.352
17.000--17.999                       3           907,739.00        0.69      302,579.67     651     93.39     10.330
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%     7.857%
=====================================================================================================================

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
MINIMUM MORTGAGE RATE (%)         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

6.000--6.999                        20      $  7,964,900.82        6.08%    $398,245.04     653     80.02%     6.704%
7.000--7.999                       240        78,725,973.94       60.14      328,024.89     653     81.16      7.533
8.000--8.999                       104        34,560,227.27       26.40      332,309.88     645     82.27      8.418
9.000--9.999                        28         8,742,511.40        6.68      312,232.55     660     85.39      9.352
10.000--10.999                       3           907,739.00        0.69      302,579.67     651     93.39     10.330
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%     7.857%
=====================================================================================================================

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
INITIAL INTEREST RATE            MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ADJUSTMENT DATE                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

2008-02-01                          10      $  3,184,241.68        2.43%    $318,424.17     647     87.59%    7.888%
2008-03-01                          65        23,536,681.70       17.98      362,102.80     652     81.64     7.728
2008-04-01                         210        71,476,015.77       54.60      340,361.98     649     82.31     7.886
2008-05-01                          81        22,757,029.00       17.38      280,950.98     652     79.54     8.026
2009-04-01                          20         6,783,968.28        5.18      339,198.41     652     81.05     7.541
2009-05-01                           9         3,163,416.00        2.42      351,490.67     696     81.61     7.591
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       67

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LIEN TYPE                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

First Lien                         395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             395      $130,901,352.43      100.00%    $331,395.83     651     81.75%    7.857%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       68

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $477,647,296.29
NUMBER OF MORTGAGE LOANS:                                                 1,928
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    247,742.37
WEIGHTED AVERAGE GROSS COUPON:                                            8.263%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     622
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.71%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   87.19%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      24
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.224%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                       0.00%
SILENT SECONDS:                                                           33.81%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       69

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PRODUCT TYPE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

40/30 2/1 ARM                     1,786     $442,428,561.08       92.63%    $247,720.36     622     80.64%    8.279%
40/30 3/1 ARM                        31        6,525,020.37        1.37      210,484.53     630     78.36     8.233
40/30 Fixed                         111       28,693,714.84        6.01      258,501.94     628     82.31     8.011
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
RATE (%)                          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.500--5.999                         18     $  6,077,513.14        1.27%    $337,639.62     662     75.97%     5.795%
6.000--6.499                         27        8,054,395.50        1.69      298,310.94     644     77.33      6.282
6.500--6.999                        134       38,574,605.18        8.08      287,870.19     635     77.97      6.850
7.000--7.499                        201       56,539,031.99       11.84      281,288.72     636     79.70      7.272
7.500--7.999                        419      107,717,171.90       22.55      257,081.56     627     78.75      7.790
8.000--8.499                        304       74,884,325.72       15.68      246,330.02     622     80.02      8.253
8.500--8.999                        345       82,140,536.10       17.20      238,088.51     616     81.76      8.750
9.000--9.499                        192       43,108,686.94        9.03      224,524.41     604     82.69      9.244
9.500--9.999                        169       35,430,393.68        7.42      209,647.30     608     85.24      9.761
10.000--10.499                       62       13,648,126.98        2.86      220,131.08     608     87.60     10.234
10.500--10.999                       37        7,404,349.98        1.55      200,117.57     611     86.51     10.749
11.000--11.499                       16        3,277,263.33        0.69      204,828.96     581     84.54     11.183
11.500--11.999                        3          662,682.11        0.14      220,894.04     598     78.14     11.878
12.000--12.499                        1          128,213.74        0.03      128,213.74     629     95.00     12.100
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%     8.263%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       70

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
BALANCE ($)                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1--50,000                             2     $     95,546.10        0.02%    $ 47,773.05     578     78.39%    9.842%
50,001--100,000                     204       16,212,546.38        3.39       79,473.27     607     80.33     8.868
100,001--150,000                    325       40,745,911.41        8.53      125,372.04     609     79.31     8.485
150,001--200,000                    337       59,115,730.83       12.38      175,417.60     611     79.36     8.457
200,001--250,000                    277       61,815,285.48       12.94      223,159.88     616     80.06     8.229
250,001--300,000                    226       61,590,744.33       12.89      272,525.42     621     80.29     8.167
300,001--350,000                    163       53,084,685.90       11.11      325,672.92     627     80.23     8.194
350,001--400,000                    125       46,810,491.57        9.80      374,483.93     625     80.71     8.140
400,001--450,000                     89       38,019,331.39        7.96      427,183.50     631     81.68     7.994
450,001--500,000                     69       32,702,385.12        6.85      473,947.61     623     81.98     8.273
500,001--550,000                     33       17,233,756.48        3.61      522,235.04     634     83.04     8.366
550,001--600,000                     29       16,685,450.15        3.49      575,360.35     623     84.16     8.457
600,001--650,000                     20       12,492,673.39        2.62      624,633.67     641     82.32     8.436
650,001--700,000                     15       10,087,328.52        2.11      672,488.57     662     84.22     7.761
700,001--750,000                      8        5,819,775.19        1.22      727,471.90     667     80.14     7.617
750,001--800,000                      3        2,310,002.96        0.48      770,000.99     618     86.71     7.665
800,001--850,000                      1          827,293.91        0.17      827,293.91     694     80.00     8.550
950,001--1,000,000                    2        1,998,357.18        0.42      999,178.59     621     77.83     8.008
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

 The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       71

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
BALANCE ($)                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

1--50,000                             2     $     95,546.10        0.02%    $ 47,773.05     578     78.39%    9.842%
50,001--100,000                     204       16,212,546.38        3.39       79,473.27     607     80.33     8.868
100,001--150,000                    325       40,745,911.41        8.53      125,372.04     609     79.31     8.485
150,001--200,000                    337       59,115,730.83       12.38      175,417.60     611     79.36     8.457
200,001--250,000                    278       62,059,636.10       12.99      223,236.10     616     80.02     8.228
250,001--300,000                    225       61,346,393.71       12.84      272,650.64     621     80.33     8.168
300,001--350,000                    163       53,084,685.90       11.11      325,672.92     627     80.23     8.194
350,001--400,000                    125       46,810,491.57        9.80      374,483.93     625     80.71     8.140
400,001--450,000                     89       38,019,331.39        7.96      427,183.50     631     81.68     7.994
450,001--500,000                     69       32,702,385.12        6.85      473,947.61     623     81.98     8.273
500,001--550,000                     33       17,233,756.48        3.61      522,235.04     634     83.04     8.366
550,001--600,000                     29       16,685,450.15        3.49      575,360.35     623     84.16     8.457
600,001--650,000                     20       12,492,673.39        2.62      624,633.67     641     82.32     8.436
650,001--700,000                     15       10,087,328.52        2.11      672,488.57     662     84.22     7.761
700,001--750,000                      8        5,819,775.19        1.22      727,471.90     667     80.14     7.617
750,001--800,000                      3        2,310,002.96        0.48      770,000.99     618     86.71     7.665
800,001--850,000                      1          827,293.91        0.17      827,293.91     694     80.00     8.550
950,001--1,000,000                    2        1,998,357.18        0.42      999,178.59     621     77.83     8.008
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

301--360                          1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
ORIGINAL TERM (MONTHS)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

301--360                          1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       72

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
COMBINED LOAN-TO-VALUE RATIO     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
(%)                               LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

20.01--25.00                          1     $     94,918.87        0.02%    $ 94,918.87     599     24.48%    6.825%
25.01--30.00                          4          444,701.74        0.09      111,175.44     577     28.44     8.787
30.01--35.00                          3          522,147.24        0.11      174,049.08     587     33.73     9.119
35.01--40.00                          6          865,825.85        0.18      144,304.31     554     37.80     8.433
40.01--45.00                         14        2,600,323.90        0.54      185,737.42     586     42.87     8.090
45.01--50.00                         18        4,117,833.34        0.86      228,768.52     601     48.11     8.092
50.01--55.00                         22        4,707,421.25        0.99      213,973.69     586     53.02     7.945
55.01--60.00                         43        9,067,526.94        1.90      210,872.72     587     58.15     7.729
60.01--65.00                         61       14,765,037.17        3.09      242,049.79     577     63.38     7.959
65.01--70.00                         78       18,880,237.45        3.95      242,054.33     589     68.72     8.071
70.01--75.00                        138       34,430,733.24        7.21      249,498.07     593     74.11     8.127
75.01--80.00                        220       57,635,543.75       12.07      261,979.74     597     79.17     8.079
80.01--85.00                        166       41,775,996.56        8.75      251,662.63     592     84.40     8.362
85.01--90.00                        360       91,364,645.48       19.13      253,790.68     619     89.67     8.698
90.01--95.00                        163       40,315,579.45        8.44      247,334.84     641     92.91     8.723
95.01--100.00                       631      156,058,824.06       32.67      247,319.85     656     80.66     8.055
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
ORIGINAL LOAN-TO-VALUE RATIO     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
(%)                               LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

20.01--25.00                          1     $     94,918.87        0.02%    $ 94,918.87     599     24.48%    6.825%
25.01--30.00                          4          444,701.74        0.09      111,175.44     577     28.44     8.787
30.01--35.00                          4          679,994.91        0.14      169,998.73     589     33.46     9.115
35.01--40.00                          6          865,825.85        0.18      144,304.31     554     37.80     8.433
40.01--45.00                         13        2,442,476.23        0.51      187,882.79     585     43.53     8.024
45.01--50.00                         18        4,117,833.34        0.86      228,768.52     601     48.11     8.092
50.01--55.00                         22        4,707,421.25        0.99      213,973.69     586     53.02     7.945
55.01--60.00                         44        9,155,472.11        1.92      208,078.91     587     58.17     7.735
60.01--65.00                         61       14,765,037.17        3.09      242,049.79     577     63.38     7.959
65.01--70.00                         80       19,268,479.85        4.03      240,856.00     591     68.74     8.072
70.01--75.00                        147       35,631,286.56        7.46      242,389.70     594     74.13     8.148
75.01--80.00                        808      205,288,814.28       42.98      254,070.31     641     79.76     8.001
80.01--85.00                        188       46,212,813.39        9.68      245,812.84     591     84.45     8.422
85.01--90.00                        393       97,378,752.12       20.39      247,783.08     618     89.74     8.724
90.01--95.00                        127       34,259,465.93        7.17      269,759.57     647     94.74     8.768
95.01--100.00                        12        2,334,002.69        0.49      194,500.22     676     99.55     9.580
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       73

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
STATE                             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

CA                                  554     $191,697,126.40       40.13%    $346,023.69     625     79.50%    8.144%
FL                                  285       51,801,451.90       10.85      181,759.48     617     81.01     8.520
NY                                  101       35,776,368.18        7.49      354,221.47     634     79.66     8.115
MD                                   73       20,459,691.60        4.28      280,269.75     610     82.10     8.346
AZ                                   96       19,999,750.93        4.19      208,330.74     626     79.04     8.257
MA                                   69       19,296,961.95        4.04      279,666.12     622     81.01     8.232
NJ                                   59       15,999,018.01        3.35      271,169.80     619     82.22     8.206
IL                                   46        9,688,737.68        2.03      210,624.73     611     83.98     8.396
NV                                   35        9,347,791.11        1.96      267,079.75     619     80.00     8.206
WA                                   40        9,114,451.60        1.91      227,861.29     624     80.40     8.164
HI                                   18        7,848,316.04        1.64      436,017.56     678     82.92     7.326
VA                                   36        7,697,534.66        1.61      213,820.41     585     81.46     8.371
GA                                   50        7,313,429.54        1.53      146,268.59     631     84.43     8.519
MN                                   32        5,754,972.96        1.20      179,842.91     611     84.00     8.653
CO                                   31        5,312,803.74        1.11      171,380.77     619     84.21     8.061
OR                                   30        5,060,537.08        1.06      168,684.57     616     81.97     8.279
TX                                   36        5,004,809.90        1.05      139,022.50     636     82.22     8.380
MI                                   36        4,604,877.35        0.96      127,913.26     608     81.24     8.347
Other                               301       45,868,665.66        9.60      152,387.59     610     82.96     8.638
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
OCCUPANCY                         LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Investment Property                 163     $ 37,722,496.17        7.90%    $231,426.36     659     86.31%    9.307%
Primary Residence                 1,711      427,643,736.22       89.53      249,937.89     617     80.14     8.162
Second Home                          54       12,281,063.90        2.57      227,427.11     674     83.45     8.574
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       74

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
PROPERTY TYPE                     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

One Family                        1,397     $336,986,263.22       70.55%    $241,221.38     618     80.41%    8.245%
Pud-Detached                        201       54,669,873.26       11.45      271,989.42     634     81.09     8.144
2-4 Unit                            123       40,752,492.08        8.53      331,321.07     633     81.71     8.363
Condo                               155       33,631,796.84        7.04      216,979.33     629     81.55     8.480
Pud-Attached                         52       11,606,870.89        2.43      223,209.06     619     81.86     8.367
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
LOAN PURPOSE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Cash Out                            934     $238,275,080.12       49.89%    $255,112.51     598     78.56%    8.202%
Purchase                            841      203,339,820.94       42.57      241,783.38     652     82.86     8.384
Rate/Term                           153       36,032,395.23        7.54      235,505.85     613     82.82     7.979
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                                                                         WEIGHTED  ORIGINAL  WEIGHTED
                                NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE  LOAN-TO-   AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT     VALUE     GROSS
DOCUMENTATION TYPE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

Full Documentation                1,006     $218,138,956.33       45.67%    $216,837.93     604     80.55%    7.848%
Limited Documentation                30        9,602,406.89        2.01      320,080.23     610     80.17     7.856
Stated Documentation                892      249,905,933.07       52.32      280,163.60     639     80.88     8.640
---------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,928     $477,647,296.29      100.00%    $247,742.37     622     80.71%    8.263%
=====================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       75

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
CREDIT SCORE RANGE                 LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

476--500                               2     $    287,319.46        0.06%    $143,659.73      500      66.24%     9.925%
501--525                              45        8,883,110.96        1.86      197,402.47      514      68.67      9.000
526--550                             188       39,763,035.69        8.32      211,505.51      538      75.18      8.675
551--575                             260       56,626,675.00       11.86      217,794.90      563      78.92      8.629
576--600                             281       71,976,760.76       15.07      256,145.06      589      80.97      8.387
601--625                             319       76,576,166.20       16.03      240,050.68      613      82.12      8.089
626--650                             320       81,020,659.49       16.96      253,189.56      638      82.07      8.147
651--675                             245       65,950,073.38       13.81      269,183.97      661      81.32      8.085
676--700                             123       35,557,560.00        7.44      289,085.85      687      82.75      7.865
701--725                              67       18,378,034.28        3.85      274,299.02      713      82.51      8.051
726--750                              39       10,808,625.78        2.26      277,144.25      738      82.75      8.190
751--775                              23        6,450,829.99        1.35      280,470.87      761      83.99      8.452
776--800                              14        4,565,297.31        0.96      326,092.67      786      82.36      8.157
801--825                               2          803,147.99        0.17      401,574.00      811      80.00      7.470
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
=========================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
(MONTHS)                           LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

0                                    587     $156,786,101.34       32.82%    $267,097.28      630      81.31%     8.673%
12                                    73       21,857,833.76        4.58      299,422.38      624      81.91      8.455
24                                 1,184      278,736,606.73       58.36      235,419.43      617      80.22      8.040
36                                    84       20,266,754.46        4.24      241,270.89      624      81.50      7.939
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
=========================================================================================================================

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
INITIAL CAP (%)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

Fixed                                111     $ 28,693,714.84        6.01%    $258,501.94      628      82.31%     8.011%
1.500                              1,817      448,953,581.45       93.99      247,085.08      622      80.61      8.279
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
=========================================================================================================================

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       76

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
PERIODIC CAP (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

Fixed                                111     $ 28,693,714.84        6.01%    $258,501.94      628      82.31%     8.011%
1.500                              1,817      448,953,581.45       93.99      247,085.08      622      80.61      8.279
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
=========================================================================================================================

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
ARM MARGIN (%)                     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

Fixed                                111     $ 28,693,714.84        6.01%    $258,501.94      628      82.31%     8.011%
5.000--5.999                         311       79,355,580.93       16.61      255,162.64      616      80.07      8.142
6.000--6.999                       1,447      356,587,001.66       74.65      246,431.93      625      81.03      8.284
7.000--7.999                          59       13,010,998.86        2.72      220,525.40      573      72.50      8.974
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
=========================================================================================================================

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

Fixed                                111     $ 28,693,714.84        6.01%    $258,501.94      628      82.31%      8.011%
12.000--12.999                        18        6,077,513.14        1.27      337,639.62      662      75.97       5.795
13.000--13.999                       158       45,678,503.47        9.56      289,104.45      636      78.01       6.751
14.000--14.999                       560      148,664,815.10       31.12      265,472.88      630      78.79       7.617
15.000--15.999                       616      147,762,381.80       30.94      239,874.00      619      80.79       8.520
16.000--16.999                       349       76,119,234.00       15.94      218,106.69      606      83.79       9.478
17.000--17.999                        96       20,582,974.76        4.31      214,405.99      609      87.15      10.416
18.000--18.999                        19        3,939,945.44        0.82      207,365.55      584      83.46      11.300
19.000 >=                              1          128,213.74        0.03      128,213.74      629      95.00      12.100
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%      8.263%
=========================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       77

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC2       $901,125,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                              JUNE 5, 2006

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
MINIMUM MORTGAGE RATE (%)          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

Fixed                                111     $ 28,693,714.84        6.01%    $258,501.94      628      82.31%      8.011%
5.000--5.999                           4        1,502,364.95        0.31      375,591.24      691      77.21       5.663
6.000--6.999                         170       49,644,211.73       10.39      292,024.77      637      77.84       6.670
7.000--7.999                         562      149,274,255.03       31.25      265,612.55      630      78.77       7.612
8.000--8.999                         616      147,762,381.80       30.94      239,874.00      619      80.79       8.520
9.000--9.999                         349       76,119,234.00       15.94      218,106.69      606      83.79       9.478
10.000--10.999                        96       20,582,974.76        4.31      214,405.99      609      87.15      10.416
11.000--11.999                        19        3,939,945.44        0.82      207,365.55      584      83.46      11.300
12.000 >=                              1          128,213.74        0.03      128,213.74      629      95.00      12.100
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%      8.263%
=========================================================================================================================

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
INITIAL INTEREST RATE            MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE      GROSS
ADJUSTMENT DATE                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

Fixed                                111     $ 28,693,714.84        6.01%    $258,501.94      628      82.31%      8.011%
2007-12-01                             1          542,552.87        0.11      542,552.87      564      73.00       7.600
2008-01-01                             6        1,766,050.89        0.37      294,341.82      636      86.14       8.796
2008-02-01                            32        9,558,857.23        2.00      298,714.29      611      83.27       8.504
2008-03-01                            55       13,257,127.66        2.78      241,038.68      625      81.16       8.650
2008-04-01                           864      212,209,299.77       44.43      245,612.62      619      80.81       8.277
2008-05-01                           828      205,094,672.66       42.94      247,698.88      624      80.29       8.245
2009-03-01                             1           75,943.16        0.02       75,943.16      551      80.00      10.125
2009-04-01                             8        1,388,511.01        0.29      173,563.88      643      80.35       8.043
2009-05-01                            22        5,060,566.20        1.06      230,025.74      628      77.79       8.256
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%      8.263%
=========================================================================================================================

                            DISTRIBUTION BY LIEN TYPE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                        PERCENTAGE                 WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                              OF         AVERAGE      AVERAGE   LOAN-TO-    AVERAGE
                                 MORTGAGE                        PRINCIPAL    PRINCIPAL     CREDIT      VALUE     GROSS
LIEN TYPE                          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE       SCORE      RATIO     COUPON
-------------------------------------------------------------------------------------------------------------------------

First Lien                         1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,928     $477,647,296.29      100.00%    $247,742.37      622      80.71%     8.263%
=========================================================================================================================

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

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